As filed with the Securities and Exchange Commission on February 20, 2020

Securities Act File No. 333-235341

Investment Company Act File No. 811-23496

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1
Post-Effective Amendment No.
and/or
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1	☐

ASTOR DYNAMIC CREDIT FUND

(Exact Name of Registrant as Specified in its Charter)

111 S. Wacker Dr. Suite 3950

Chicago, IL 60606

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 312-228-5910

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: [X]

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c) of the Securities Act of 1933.

 Calculation of Registration Fee under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit[1]	Proposed Maximum Aggregate Offering Price[1]	Amount of Registration Fee
Shares of Beneficial Interest	50,000 Units	$20.00	$1,000,000	$129.80

[1]	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION, DATED [__________], 2020

ASTOR DYNAMIC CREDIT FUND

Up to $[_____] in Common Shares of Beneficial Interest

Astor Dynamic Credit Fund (the “Fund”) is a newly organized, continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund’s repurchase policy. The repurchase offers are expected to be made in [March, June, September, and December] of each year, beginning with the initial repurchase offer to be conducted in [ ] 2020. For more information on the Fund’s repurchase policies and risks, please see “Repurchase Offers/Interval Fund Risk” in this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a statement of additional information (“SAI”) dated [ ], 2020, has been filed with the Securities and Exchange Commission (“SEC”).  The table of contents of the SAI appears at Appendix A on page A-1 of this Prospectus. The SAI is available upon request and without charge by writing the Fund at c/o [ ].  You may also request a free copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling [ ] or by visiting the Fund’s website at www.[ ]. The SAI, which is incorporated by reference into (legally made a part of) this Prospectus, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Prospective investors should not construe the contents of this Prospectus or the SAI as legal, tax, or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund for such investor.

Investment Objective.  The Fund’s investment objective is to seek attractive risk-adjusted total returns.

Principal Investment Strategies. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in “Credit Investments” issued by middle market companies. The Fund defines “Credit Investments” as debt investments, which include directly originated and broadly syndicated loans, high yield bonds, total return swaps, bank loans, and distressed debt instruments. The Fund considers middle market companies to be companies having annual earnings, before interest, taxes, depreciation and amortization (“EBITDA”) of between $10 million and $200 million, generally with less than $2 billion of debt outstanding and issue sizes ranging from $200 million to $1 billion. See "Investment Objective, Strategies, and Risks."

Investment Adviser and Sub-Adviser. Astor Investment Management, LLC, located at 111 S. Wacker Drive, Suite 3950, Chicago, Illinois 60606, serves as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the Fund. The Adviser has engaged Armory Capital, LLC (the “Sub-Adviser” or “Armory Capital”) to serve as the Fund’s investment sub-adviser.

Predecessor Fund. Armory Credit Opportunity Fund (the “Predecessor Fund”), a privately offered fund managed by Armory Capital, is expected to be reorganized into the Fund as of the date the Fund commences operations. Armory Capital has managed the Predecessor Fund since 2009 and also manages a number of other commingled and managed accounts, all with materially equivalent strategies as the Fund.

Securities Offered.  The Fund engages in a continuous offering of shares of beneficial interest of the Fund. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, Northern Lights Distributors, LLC (the “Distributor”), under the terms of this Prospectus, up to $[ ] in common shares of beneficial interest, at a price equal to the net asset value (“NAV”) per share. Shares are not subject to a sales load or early withdrawal charges. The minimum initial investment is $[ ]. However, there is no initial or subsequent investment minimums for accounts maintained by financial institutions (such as registered investment advisers and trusts) for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans (e.g., 401(k) or 457(b) retirement plans; (3) mutual fund platforms; and (4) consulting firms. In addition, there is no initial or subsequent investment minimum for Trustees or officers of the Fund, directors, officers and employees of the Adviser, the Sub-Adviser or the Distributor or any of their affiliates. Minimum investment amounts may be waived in the discretion of the Fund or the Adviser. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares but will use commercially reasonable efforts to sell the shares. See “Plan of Distribution.”

Price to Public	Proceeds to Registrant
At current NAV	Amount invested at current NAV

Investing in the Fund’s shares involves risks, including the following:

●	The Fund’s shares have no pricing or performance history.

●	Shares of the Fund will not be listed on any securities exchange, which makes them inherently illiquid.

●	There is no secondary market for the Fund’s shares, and it is not anticipated that a secondary market will develop.

●	The shares of the Fund are not redeemable.

●	Although the Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any security.

●	The Fund is not required to extend, and shareholders should not expect the Fund’s Board of Trustees to authorize, repurchase offers in excess of 5% of outstanding shares.

●	Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his or her shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce his or her exposure on any market downturn.
●	The Fund's distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.
●	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder's original investment.

See “Risk Factors” beginning on page 16 of this Prospectus.

Astor Investment Management, LLC

Investment Adviser

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, www.[ ].com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

You may also elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents. Your election to receive reports in paper form will apply to all funds held with the fund complex or your financial intermediary.

TABLE OF CONTENTS

PROSPECTUS SUMMARY
FUND EXPENSES
FINANCIAL HIGHLIGHTS
PRIOR PERFORMANCE OF THE FUND
THE FUND
USE OF PROCEEDS
INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES
RISK FACTORS
MANAGEMENT OF THE FUND
DETERMINATION OF NET ASSET VALUE
CONFLICTS OF INTEREST
QUARTERLY REPURCHASES OF SHARES
DISTRIBUTION POLICY
DIVIDEND REINVESTMENT POLICY
U.S. FEDERAL INCOME TAX MATTERS
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES
ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST
PLAN OF DISTRIBUTION
LEGAL MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADDITIONAL INFORMATION
APPENDIX A: PRIOR PERFORMANCE OF PREDECESSOR FUND
SAI TABLE OF CONTENTS

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus (the “Prospectus”) and in the statement of additional information (“SAI”), particularly the information set forth under the heading “Risk Factors.”

The Fund

Astor Dynamic Credit Fund (the “Fund”) is a newly organized, continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that operates as an interval fund.  The Fund will offer to make repurchases of at least 5% of the Fund’s outstanding shares at a price equal to net asset value (“NAV”) per share on a quarterly basis. See “Quarterly Repurchases of Shares.”

The Fund will acquire all of the assets and liabilities and adopt the performance history of Armory Credit Opportunity Fund (the “Predecessor Fund”) immediately prior to the Fund’s commencement of operations.

Closed-End Fund Structure. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange and are subject to restrictions on transfer. Instead, the Fund will make quarterly repurchase offers to shareholders by offering to repurchase no less than 5% of the shares outstanding at NAV, which is discussed in more detail below. An investment in the Fund is suitable only for investors who can bear the risks associated with the quarterly repurchase offer and should be viewed as a long-term investment. The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

Investor Suitability. An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Investment Objective and Policies

Investment Objective. The Fund’s investment objective is to seek attractive risk-adjusted total returns.

Investment Policies. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in “Credit Investments” issued by middle market companies. The Fund defines “Credit Investments” as debt investments which include originated and broadly syndicated loans, total return swaps, high yield bonds, which are commonly referred to as “junk bonds”, bank loans, and distressed debt instruments. The Fund considers originated loans to be secured and unsecured loans issued to borrowers that are consumer and commercial entities both within the U.S. and non-U.S. jurisdictions. Broadly syndicated loans are those senior, secured corporate loans that generally benefit from liens on collateral. The Fund considers middle market companies to be companies having annual earnings, before interest, taxes, depreciation and amortization (“EBITDA”) of between $10 million and

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$200 million, generally with less than $2 billion of debt outstanding and issue sizes ranging from $200 million to $1 billion.

The Fund’s investment strategy is identical in all material respects to the investment strategy pursued by the Predecessor Fund.

The Fund may employ leverage, including borrowing from banks, in an amount of up to 33-1/3% of the Fund’s assets (defined as net assets plus borrowings). Leverage is primarily used to manage cash flows and increase the Fund’s ability to purchase investments to potentially take advantage of market opportunities.

The Sub-Adviser invests the Fund's assets using a multi-sector approach across a broad range of credit-oriented markets. The Fund allocates dynamically across the credit universe to the areas which the Sub-Adviser believes produce the most attractive risk-adjusted returns. Risk-adjusted returns are generally understood to frame investments in the context of the level of risk that is associated with a particular investment. The Sub-Adviser utilizes a flexible investment style and allocates the Fund's assets across U.S. corporate credit in middle market companies. The Sub-Adviser’s flexible investment style allows the Sub-Adviser to consider a broad range of investment opportunities within the Fund’s investment strategy. The dynamic asset allocation process is designed to contribute to the Fund's ability to be successful in as many environments as possible. The investment process combines qualitative and quantitative factors and relies on the substantial cumulative judgment of, and input from, the Armory Capital credit portfolio management team. See "Asset Allocation Investment Process" below.

The Sub-Adviser may seek to invest the Fund's assets in Credit Investments that may include secured and unsecured obligations in originated and broadly syndicated loans; high yield bonds, commonly referred to as "junk bonds"; stressed or distressed credit assets; securities related to debtor-in-possession financing, rescue financing or exit financing; securities related to a corporate reorganization or restructuring; bonds and other investments; non-performing loans (loans where the borrower is in default or is or has been delinquent, for a potentially significant period of time). The Sub-Adviser considers stressed or distressed credit as debt securities issued by companies that are experiencing financial or operational distress, while debtor-in-possession financing refers to financing for a business that retains control of its assets and continues to operate while under the Chapter 11 bankruptcy reorganization process. The Sub-Adviser considers rescue financing or exit financing as loans provided to issuers that are experiencing or expected to experience severe financial difficulty and loans provided to issuers that allow them to avoid or emerge from Chapter 11 bankruptcy.

The Sub-Adviser may invest in any level of the capital structure, including senior, mezzanine and subordinated debt. Senior, mezzanine, and subordinated debt differ based on the risk of repayment, with senior debt having the highest priority of repayment and lowest risk. Senior debt is typically secured by assets or other collateral while mezzanine and subordinated debt are unsecured by assets or collateral but provide a higher rate of return. The Sub-Adviser expects to access these markets through a combination of primary and secondary markets, as well as selectively relying on proprietary origination; provided, however, that the Fund, under normal circumstances, will not originate loans in excess of 5% of the value of its total assets. The Sub-Adviser generally intends to focus on pursuing opportunities in North America but , as the credit markets evolve, evaluate new credit asset classes for possible inclusion in the Fund's portfolio.

The average duration of the Fund's portfolio is expected to be in the range of zero to three (0 to 3) years, as calculated by the Sub-Adviser, although it may be longer at any time or from time to time depending on market conditions and other factors. There is no limit on the maturity or duration of any individual instrument in which the Fund may invest. See "Investment Objective, Policies, and Strategies." The Fund

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may engage in frequent portfolio turnover, and frequency of portfolio turnover will not be a limiting factor if the Sub-Adviser considers it advantageous to purchase or sell securities.

Assets that cannot be invested promptly in accordance with the Fund's investment objective will be held in cash or invested in cash equivalents.

To the extent consistent with the applicable liquidity requirements for interval funds set forth in Rule 23c-3 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund may invest without limit in illiquid securities.

The Fund's investment objective and policies, other than those policies identified in this Prospectus as "fundamental," may be changed without the approval of shareholders.

Investment Strategy and Criteria Used in Selecting Investments

The Fund will employ a multi-strategy approach to invest in Credit Investments. Investments will be made in what the Sub-Adviser believes are undervalued middle market businesses, based upon fundamental credit analysis with specific attention to free cash flow, hard assets and the competitive position of the underlying business.

See “Investment Objective, Policies and Strategies” for further information on the Fund’s investment strategies and portfolio composition.

Management of the Fund

The services necessary for the Fund’s daily operations are provided by various service providers. See “Management of the Fund.”

Investment Adviser.  Astor Investment Management, LLC, located at 111 S. Wacker Drive, Suite 3950, Chicago, Illinois 60606, serves as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the Fund. As of December 31, 2019, the Adviser manages more than $2 billion in assets across a number of mutual funds and private funds. The Investment Advisory Agreement has an initial two-year term and is subject to annual renewal thereafter by the Fund’s Board of Trustees (the “Board”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is entitled to receive a monthly management fee at the annual rate of 1.50% of the Fund’s average daily net assets (the “Advisory Fee”).

The Adviser and the Fund have entered into an operating expenses limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least one year after the effective date of the Fund’s registration statement, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited to litigation costs) to the extent that its management fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 1.00% per annum of the Fund’s average daily net assets. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the

7

Board, on 60 days written notice to the Adviser. The Adviser may waive or reimburse additional fees of the Fund in its discretion.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, if (after taking the repayment into account) the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and at the time of the reimbursement payment. See “Management of the Fund.”

Investment Sub-Adviser. The Adviser has engaged Armory Capital to serve as the Fund’s investment sub-adviser. Armory Capital, headquartered in Manhattan Beach, California, is registered as an investment adviser under the Advisers Act. Armory Capital was formed as a multi-strategy investment advisory firm focused on investing in middle market companies and is led by Nicholas W. Tell, Jr., who has 29 years’ experience investing in and sourcing investments in middle market companies. Mr. Tell serves as the Chief Investment Officer of the Sub-Adviser and Portfolio Manager to the Fund.

The Sub-Advisory Agreement has an initial two-year term and is subject to annual renewal thereafter by the Board. Armory Capital is a Delaware limited liability company formed for the purpose of providing investment management services to pooled investment vehicles and institutional managed accounts, such as the Fund. Armory Capital is paid by the Adviser, not the Fund.

Predecessor Fund. Armory Credit Opportunity Fund (the “Predecessor Fund”), a privately offered fund managed by Armory Capital, is expected to be reorganized into the Fund as of the date the Fund commences operations (i.e., on or about ____________, 2020). Upon such reorganization, the Fund will acquire the assets and adopt the performance history of the Predecessor Fund. The investment objective, investment strategies, and limitations of the Fund are identical in all material respects to those of the Predecessor Fund.

Armory Capital has managed the Predecessor Fund since 2009 and also manages a number of other commingled and managed accounts, all with materially equivalent strategies as the Fund. Financial statements of the Predecessor Fund have been filed as part of the SAI.

Administrator and Accounting Agent.  Gemini Fund Services, LLC serves as the administrator and accounting agent for the Fund (the “Administrator”).

Transfer Agent. Gemini Fund Services, LLC (the “Transfer Agent”) serves as transfer agent for the Fund.

Custodian. [ ] serves as the Fund’s custodian (the “Custodian”).

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the risks that you assume when you invest in the Fund’s shares. The following is only a summary of certain of these risks; see “Risk Factors” for further information on the Fund’s principal investment risks. There can be no assurance that the order of risks below should be taken as an indication of the potential magnitude or probability of the possible consequences of the risks summarized below.

Credit Risk. The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, and may fail, or become less able to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Sub-

8

Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. In addition, the Fund may enter into total return swaps which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Market Risk. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments.

Interest Rate Risk. Investments in investment grade and non-investment grade fixed-income securities that are influenced by interest rates are subject to interest rate risk. The value of the Fund's fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity.

Inadequate Collateral Risk. To the extent a Credit Investment is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Credit Investment. An investment may represent an indirect ownership or lien on collateral that may have no value. As a result, any investment product with collateral may be unsecured. The value of the collateral may, at any point, be worth less than the value of the original investment.

Collateral Liquidation Risk. To the extent a Credit Investment is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Credit Investment.

Loan Origination Risk. The Fund may seek to originate loans. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund's investments being over-concentrated in certain borrowers.

Failure or Inability to Perfect a Security Interest Risk. In the event that a borrower becomes bankrupt or insolvent, the Fund may expect priority over other creditors based on a perfected security interest. The failure to perfect a security interest due to faulty documentation or faulty official filings could lead to the invalidation of the Fund’s security interest in loan collateral.

Liquidity Risk. The Fund's investments are subject to liquidity risk. To the extent consistent with the applicable liquidity requirements for interval funds set forth in Rule 23c-3 under the Investment Company Act, the Fund may invest without limit in illiquid securities. When there is little or no active trading market for specific types of securities, such as high-yield obligations and other derivative instruments, it can become more difficult to purchase or sell the securities at or near their perceived value.

Private Placements Risk. Certain of the instruments in which the Fund may invest are restricted securities in that their disposition is restricted by the federal securities laws or otherwise, such as securities offered in a private placement pursuant to Section 4(a)(2) of the Securities Act.

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Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund's NAV per share to experience significant increases or declines in value over short periods of time.

Issuer and Non-Diversification Risk. Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Recently Organized/Smaller Fund Risk. A recently-organized and/or smaller fund's performance may not represent how such fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a recently-organized and/or smaller fund, such as the Fund.

Active Trading Risks. The Fund is actively managed and may purchase and sell investments without regard to the length of time held. Active trading may have a negative impact on performance by increasing brokerage and other transaction costs and may generate greater amounts of net short-term capital gains, which, for taxable accounts, would be subject to tax at ordinary income tax rates.

Leveraging Risk. The Fund's use of leverage (as described under "Leverage" in the body of this Prospectus) creates the opportunity for increased returns in the Fund, but it also creates special risks. To the extent used, there is no assurance that the Fund's leveraging strategies will be successful.

Valuation Risk. This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid, and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Service Provider Risk.  The Fund will rely on service providers selected by the Adviser, third party originators or by borrowers to store, transfer, buy, sell, liquidate, record or otherwise service assets. To the extent that a service provider or the technology deployed by a service provider fails to perform these tasks, the Fund’s investments may be adversely affected.

Repurchase Offers/Interval Fund Risk. Unlike many closed-end investment companies, the Fund's shares are not listed on any national securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing net investment income. The Fund’s repurchase offers are shareholders’ only means of liquidity with respect to their shares.

Distribution Policy Risk. All or a portion of a distribution from the Fund may consist of a return of capital, as opposed to representing a distribution of income generated by the Fund. A return of capital

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generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from the Fund’s investment activities.

Cybersecurity and Operational Risk. The Fund, its service providers, and third-party fund distribution platforms' and Shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.

Reinvestment Risk. Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio's current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities.

Risk of Participation on Creditor Committees. Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. As a creditor of an issuer, the Fund may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

"Covenant-Lite" Obligations Risk. Some of the obligations, such as loans in which the Fund may invest, or get exposure to through its investments in structured securities, may be "covenant-lite," which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

Small and Mid-Capitalization Companies Risk. Investments in small- and mid- capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small- and mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, distribution channels and managerial and financial resources than larger, more established companies.

Senior, Mezzanine and Subordinated Obligation Risk. The Fund may invest in obligations that hold a senior position in the capital structure of the issuing entity. Under normal circumstances, senior obligations have priority of claim ahead of other obligations of the borrower in the event of liquidation. However, senior obligations may be subject to structural subordination, and they may be subordinated to certain obligations of the borrower or its subsidiaries (such as payroll expenses).

Prepayment Risk. When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security's expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall.

Extension Risk. If interest rates rise rapidly, or as a result of other factors, repayments of principal of certain debt securities, especially mortgage-related and other types of asset-backed securities, may occur at a slower rate than expected and the expected maturity of these securities could lengthen as a result.

Syndicated Loan Risk. The market for syndicated loans may not be highly liquid and the Fund may have difficulty selling them. These investments primarily expose the Fund to the credit risk of the underlying borrower, but they also expose the Fund to certain risks associated with the loan agent.

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High Yield Risk. Exposure to high yield securities (commonly referred to as ‘‘junk bonds'') generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties.

Stressed, Distressed, and Defaulted Securities Risks. The Fund may invest in the debt securities of financially stressed or distressed issuers, which are companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund may also invest in debt securities of issuers that are in default or in bankruptcy.

Debtor-in-Possession ("DIP") Financing, Rescue Financing, and Exit Financing Risk. The Fund may invest in obligations of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11, and such financings must be approved by the bankruptcy court. Rescue financing or exit financing are loans provided to issuers that are experiencing or expected to experience severe financial difficulty and loans provided to issuers that allow them to avoid or emerge from Chapter 11 bankruptcy.

See “Risk Factors” for further information on the Fund’s principal investment risks.

Repurchases of Shares

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s shares. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Following a quarterly repurchase offer, the Fund is required to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption amount. See “Quarterly Repurchases of Shares.”

Distributions

The Fund’s distribution policy is to make quarterly distributions to shareholders. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions to a shareholder in excess of the earnings and profits would first be a tax-free return of capital to the extent of such shareholder’s adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain for such shareholder (assuming the shares are held as capital assets).

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U.S. Federal Income Tax Matters

The Fund intends to elect to be treated and to qualify each year for taxation as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements.  See “U.S. Federal Income Tax Matters.”

Dividend Reinvestment Policy

Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”

FUND EXPENSES

Shareholder Transaction Expenses	Percentage of Offering Price
Maximum Sales Load	None
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase	None

Annual Fund Operating Expenses	Percentage of Net Assets Attributable to Shares of Beneficial Interest
Management Fees(1)	1.50%
Interest Payments on Borrowed Funds(2)	[ ]%
Other Expenses(3)	[ ]%
Acquired Fund Fees and Expenses(4)	[ ]%
Total Annual Expenses	[ ]%
Fee Waiver and Reimbursement	[ ]%
Total Annual Expenses (after fee waiver and reimbursement)(5)	[ ]%

(1)	The Fund pays a management fee to the Adviser in an annual amount equal to 1.50% of the Fund’s average daily net assets.

(2)	These expenses represent estimated interest payments the Fund expects to incur in connection with its expected borrowing during the current fiscal year. Additionally, the interest rate used is based on an estimate of applicable market rates and is subject to change.

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(3)	The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund. The “Other Expenses” shown above are estimated based on average net assets of the Predecessor Fund for the current fiscal year. For a more complete description of the various costs and expenses of the Fund, see “Fees and Expenses.”

(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the acquired fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the acquired funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Therefore, amounts may not agree with the Fund’s financial highlights.

(5)	The Adviser and the Fund have entered into an operating expenses limitation agreement under which the Adviser has agreed, until at least one year after the effective date of the Fund’s registration statement, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited to litigation costs), to the extent that its management fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 1.00% per annum of the Fund’s average daily net assets. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board, on 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, if (after taking the repayment into account) the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and at the time of the reimbursement payment. See “Management of the Fund.”

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment. The example assumes annual expenses attributable to shares remain unchanged from the levels described in the Fund Expenses Table above, assumes shares earn a 5% annual return, and only accounts for the Expense Limitation Agreement through its expiration on [ ], 2020.

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly.  The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of this Prospectus, there are no financial highlights for the Fund. Armory Credit Opportunity Fund (the “Predecessor Fund”), a privately offered fund managed by the Sub-Adviser, is expected to be reorganized into the Fund as of the date the Fund commences operations (i.e., on or about [__________, 2020). Upon such reorganization, the Fund will acquire the assets and adopt the performance history of the Predecessor Fund. The investment goals, strategies and limitations of the Fund are in all material respects equivalent to those of the Predecessor Fund. However, the Predecessor Fund is not registered as an investment company under the 1940 Act. In addition, the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected its performance.

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Set forth below is the performance of the Predecessor Fund’s [Limited Partnership Interests] (the “Fund Interests”) for the periods specified below, determined as of [__________]. The Fund Interests bore lower expenses than the Fund’s estimated total fund operating expenses. The performance returns of the Predecessor Fund are unaudited and calculated gross of fees and expenses. The performance shown below reflects gross fee/expenses before waivers and/or reimbursements incurred by the Predecessor Fund. The Predecessor Fund commenced operations on [__________].

The Fund will be managed in substantially the same manner and by the same portfolio management team as the Predecessor Fund. The following financial highlights table is intended to help shareholders understand the financial performance of the Predecessor Fund for its last ten fiscal years. The information has been derived from the Predecessor Fund's financial statements audited by [__________], , whose report, covering the last two fiscal years, along with the Fund's financial statements, are included in the SAI.

The table reflects the actual fees and expenses that were charged by the Predecessor Fund. The performance returns of the Predecessor Fund are unaudited and calculated gross of fees and expenses. Because the Fund's expenses may be higher than they were before its registration under the Securities Act and the 1940 Act, the Fund's financial performance may be lower than it appears in the table below. The past performance of the Predecessor Fund is not indicative of future results.

	1 Year	Inception to Date*
Armory Credit Opportunity Fund	[ ]%	677.93%

*	From the inception of Armory Credit Opportunity Fund on January 1, 2009.

Armory Credit Opportunity Fund

YTD
2019	4.72%
2018	8.10%
2017	27.70%
2016	70.67%
2015	-14.80%
2014	5.42%
2013	23.38%
2012	17.06%
2011	-1.98%
2010	22.71%

THE FUND

The Fund is a newly organized, continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized as a Delaware statutory trust on October 31, 2019.  The Fund’s principal office is located at 111 S. Wacker Drive, Suite 3950 Chicago, IL 60606 and its telephone number is 312-228-5910.

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USE OF PROCEEDS

The net proceeds of the continuous offering of shares are invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after receipt, but in no event later than three months after receipt, consistent with market conditions and availability of suitable investments.  There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds.  The Fund pays its organizational and offering expenses incurred with respect to its continuous offering.  Pending investment of net proceeds in accordance with the Fund’s investment objective and policies, the Fund invests in money market or short-term, fixed-income mutual funds.  Investors should expect, therefore, that before the Fund has fully invested proceeds in accordance with its investment objective and policies, the Fund’s assets would earn interest income at a modest rate which may be less than the Fund’s distribution rate.  As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital.  Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective. The Fund seeks to generate attractive risk-adjusted total returns using a multi-sector approach to fixed income value investing. No assurance can be given that the Fund's investment objective will be achieved, and you could lose all of your investment in the Fund.

The Fund's investment objective is "non-fundamental," which means that it may be changed by the Board of Trustees ("Board" or "Trustees") without the approval of Shareholders. The Fund will provide shareholders at least 60 days’ notice prior to changing the Fund’s investment objective.

Investment Policies. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in “Credit Investments” issued by middle market companies. The Fund defines “Credit Investments” as debt investments, which include directly originated and broadly syndicated loans, total return swaps, high yield bonds, bank loans, and distressed debt instruments. The Fund considers originated loans to be secured and unsecured loans issued to borrowers that are consumer and commercial entities both within the U.S. and non-U.S. jurisdictions. Broadly syndicated loans are those senior, secured corporate loans that generally benefit from liens on collateral. The Sub-Adviser invests the Fund's assets using a multi-sector approach across a broad range of credit-oriented markets. The Fund allocates dynamically across the credit universe to the areas which the Sub-Advisor believes produce the most attractive risk-adjusted returns. Risk-adjusted returns are generally understood to frame investments in the context of the level of risk that is associated with a particular investment. The Fund considers middle market companies to be companies having annual EBITDA of between $10 million and $200 million, generally with less than $2 billion of debt outstanding and issue sizes ranging from $200 million to $1 Billion. The Sub-Adviser may seek to invest the Fund's assets in Credit Investments that may include both secured and unsecured obligations in originated and broadly syndicated loans; high yield bonds commonly referred to as “junk bonds”, commonly referred to as "junk bonds"; stressed or distressed credit assets; securities related to debtor-in-possession financing, rescue financing or exit financing; securities related to a corporate reorganization or restructuring; corporate notes, bonds and other investments. The Sub-Adviser considers stressed or distressed credit as debt securities issued by companies that are experiencing financial or operational distress, while debtor-in-possession financing refers to financing for a business that retains control of its assets and continues to operate while under the Chapter 11 bankruptcy reorganization process. The Sub-Adviser considers rescue financing or exit financing as loans provided to issuers that are experiencing or expected to experience severe financial difficulty and loans provided to issuers that allow them to avoid or emerge from Chapter 11 bankruptcy.

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The Sub-Adviser may invest in any level of the capital structure, including senior, mezzanine and subordinated debt. The Sub-Adviser may also invest in certain credit derivatives such as futures, options, and forwards, although investments in derivatives is not expected to be a principal investment strategy. As the credit markets evolve, the Sub-Adviser expects to evaluate new credit asset classes for possible inclusion in the Fund's portfolio. See "Investment Objective, Strategies, and Risks."

The Fund’s investment strategy is identical in all material respects to the investment strategy pursued by the Predecessor Fund.

Principal Investment Strategies

The Sub-Adviser invests the Fund's assets using a multi-sector approach across a broad range of credit-oriented markets. The Fund allocates dynamically across the credit universe to the areas which the Sub-Adviser believes produce the most attractive risk-adjusted returns. Risk-adjusted returns are generally understood to frame investments in the context of the level of risk that is associated with a particular investment. The Sub-Adviser utilizes a flexible investment style and allocates the Fund's assets across U.S. corporate credit in middle market companies. The dynamic asset allocation process is designed to contribute to the Fund's ability to be successful in as many environments as possible. The investment process combines qualitative and quantitative factors and relies on the substantial cumulative judgment of, and input from, the Armory credit portfolio management team. See "Asset Allocation Investment Process" below.

The Sub-Adviser may seek to invest the Fund's assets in Credit Investments that include secured and unsecured obligations in originated and broadly syndicated loans; high yield bonds, commonly referred to as "junk bonds"; stressed or distressed credit assets; securities related to debtor-in-possession financing, rescue financing or exit financing; securities related to a corporate reorganization or restructuring; corporate notes, bonds and other investments; asset-backed securities; non-performing loans; and customized commercial and consumer obligations). .. The Sub-Adviser considers stressed or distressed credit as debt securities issued by companies that are experiencing financial or operational distress, while debtor-in-possession financing refers to financing for a business that retains control of its assets and continues to operate while under the Chapter 11 bankruptcy reorganization process. The Sub-Adviser considers rescue financing or exit financing as loans provided to issuers that are experiencing or expected to experience severe financial difficulty and loans provided to issuers that allow them to avoid or emerge from Chapter 11 bankruptcy.

The Sub-Adviser may invest in any level of the capital structure, including senior, mezzanine and subordinated debt. The Sub-Adviser may also invest in certain credit derivatives such as futures, options, and forwards. The Sub-Adviser expects to access these markets through a combination of primary and secondary markets, as well as selectively relying on proprietary origination; provided, however, the Fund, under normal circumstances, will not originate loans in excess of 5% of the value of its total assets. The Sub-Adviser generally intends to focus on pursuing opportunities in North America but, as credit markets evolve, may evaluate new credit asset classes for possible inclusion in the Fund's portfolio.

The average duration of the Fund's portfolio is expected to be in the range of zero to three (0 to 3) years, as calculated by the Sub-Adviser, although it may be longer at any time or from time to time depending on market conditions and other factors. There is no limit on the maturity or duration of any individual instrument in which the Fund may invest. See "Investment Objective, Policies, and Strategies." The Fund may engage in frequent portfolio turnover, and frequency of portfolio turnover will not be a limiting factor if the Sub-Adviser considers it advantageous to purchase or sell securities.

Assets that cannot be invested promptly in accordance with the Fund's investment objective will be held in cash or invested in cash equivalents.

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To the extent consistent with the applicable liquidity requirements for interval funds set forth in Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities.

The Fund's investment objective and policies, other than those policies identified in this Prospectus as "fundamental," may be changed without the approval of Shareholders.

Investment Strategy and Criteria Used in Selecting Investments

The Fund invests in securities of issuers without restriction as to market capitalization, credit quality, structure or maturity. The majority of the Fund’s investments will be in investments that are not publicly traded, or are traded in over-the-counter markets that have less liquidity than exchange-traded securities. Consequently, at any time, the majority of the Fund’s investments will be illiquid. In addition, the debt securities that the Fund invests in will primarily be below-investment grade or unrated by rating agencies.

The Fund may employ leverage, including borrowing from banks, in an amount of up to 33-1/3% of the Fund’s assets (defined as net assets plus borrowings). Leverage is primarily used to manage cash flows and increase the Fund’s ability to purchase investments to potentially take advantage of market opportunities. The Fund is authorized to borrow money or issue shares of preferred stock in connection with its investment activities, subject to the limits of the asset coverage requirement 1940 Act. The Fund also may borrow money or use proceeds from the issuance of shares of preferred stock to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness is incurred. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

Investment Strategy and Criteria Used in Selecting Investments

Selection Process

Across its investment products, Armory Capital’s investment philosophy is to seek the best investment opportunities in the debt of middle market companies, with a commitment to capital preservation through superior credit analysis. As the capital markets have expanded, middle market companies have increasingly experienced a lack of access to capital, creating market inefficiencies that the Fund will seek to exploit due to the longstanding expertise of Armory Capital’s investment professionals (the “Investment Team”).

Middle Market Focus

There are three core reasons why the Fund focuses on the middle market:

i.	Armory Capital believes that there are more inefficiencies on which to capitalize in the middle market because most traditional credit funds, as well as credit hedge funds, focus on larger cap companies in order to deploy larger amounts of capital than possible in the middle market. This leads to thin coverage of middle market companies by Wall Street analysts, providing a potential advantage for the Investment Team, which has experience sourcing and investing in this part of the market. Additionally, when high yield funds and collateralized debt funds hold middle market debt in their portfolios, they tend to sell these issuers first to reduce liquidity risk in their portfolio, creating an attractive supply/demand imbalance.
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ii.	Armory Capital believes that its ability to source companies in the middle market is substantially better than for larger companies due to greater market access provided by relationships the Investment Team has formed over the past 30+ years.

iii.	In situations which may require a restructuring, Armory Capital believes that there is a greater opportunity to have significant control over the process in middle market companies because other investors in these situations are usually par buyers who have little, if any, experience in restructuring companies and are looking for guidance.

Debt-Orientation

Armory Capital seeks to maintain a “senior debt-orientation” approach throughout the investment process, which means it typically only invests in a Credit Investment when it will have a higher priority than other investors in the event of a debt restructuring. This approach has two important advantages. First, investments are focused on companies that Armory Capital does not believe will default, allowing the Fund to receive an attractive current yield on such debt investments. In addition, to the extent Armory Capital is able to invest at discounted prices, such investments can result in capital appreciation, which would add to the total return of such investment. .

Second, this strategy provides the Fund with a contract claim, enabling the Fund to preserve invested capital and provide the Fund the ability to exert sufficient control or influence in the event there is a debt restructuring. This allows the Fund to minimize its risk of loss during a potential restructuring process.

Focus on Capital Preservation

Preservation of invested capital is a fundamental part of the investment philosophy for the Fund. Over the past 25+ years, Mr. Tell has devoted considerable resources to developing an extensive investment review process, including constructing a proprietary credit research process, developing an extensive database of research and maintaining long standing relationships in the market to endeavor to provide quality execution capabilities. These extensive capabilities allow the Investment Team to focus first on investing in companies that Armory Capital believes have a reason to exist “at the right price” to preserve capital and then to focus on identifying upside potential for each investment opportunity. Armory Capital does not invest in marginal players in any industry and seeks to limit risk of capital loss in the hope of making it up with gains in other portfolio companies.

Market Inefficiencies

The Fund intends to invest in securities where Armory Capital believes there is a meaningful disparity between the intrinsic value of the securities and their market value. These reasons may include:

•	difficulties in conducting thorough financial analysis on a troubled or distressed company or industry;
•	the presence of complex business, legal and/or other difficulties;
•	the general lack of reliable external sources of information;
•	lack of investor interest resulting from the size of opportunities or access to securities;
•	over-reactions to short-term negative news;
•	misunderstood business or industry dynamics or cyclicality or disruptions in the capital markets; and
•	unfamiliarity with the bankruptcy, out-of-court restructuring or recapitalization process.

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Targeted Assets

Corporate Debt Securities. The Fund may invest in “Credit Investments” issued by middle market companies. The Fund defines “Credit Investments” as debt investments which include originated and broadly syndicated loans, total return swaps, high yield bonds commonly referred to as “junk bonds”, bank loans, and distressed debt instruments. The Fund considers originated loans to be secured and unsecured loans issued to borrowers that are consumer and commercial entities both within the U.S. and non-U.S. jurisdictions. Broadly syndicated loans are those senior, secured corporate loans that generally benefit from liens on collateral. In some cases, the Fund invests in corporate debt instruments when the Sub-Adviser believes that the current credit ratings overestimate the actual credit risk of the instrument, in the expectation that the credit ratings will be upgraded, creating the opportunity for a favorable disposition and total return.

Directly Originated Loans. The Fund may make direct loans that are secured and unsecured, issued to borrowers that are consumers and commercial entities both within the U.S. and non-U.S. jurisdictions. The Fund may also invest in privately offered funds that make such direct loans.

Broadly Syndicated Loans. Senior, secured corporate loans generally benefit from liens on collateral, are rated below-investment grade and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a spread. Syndicated Loans are typically made to U.S. and, to a lesser extent, non-U.S. (including Canada and Europe, among other countries and regions) corporations, partnerships, limited liability companies and other business entities (together with issuers of Corporate Bonds (as defined below) and other debt securities, which operate in various industries and geographical regions. Such borrowers may obtain Syndicated Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, complete leveraged buyouts and for general corporate purposes. Syndicated Loans rated below investment grade are sometimes referred to as “leveraged loans”. The Fund may invest in Syndicated Loans through assignments of or participations in Syndicated Loans.

Corporate Bonds. An issuer of high-yield corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of Corporate Bonds reflects interest on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place.

Swaps. The Fund may enter into swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the tax rules applicable to RICs may limit the Fund’s

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ability to use swap agreements. The regulation of the swap market is undergoing significant change as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Total Return Swaps. The Fund may invest in total return swaps through a total return swap facility managed by the Sub-Adviser. The total return swap facility entered into an International Swaps and Derivatives Association Agreement with a global financial institution whereby the Fund gains exposure to the returns of first and second lien bank loans. The Fund’s investment in the total return swap facility is a non-recourse investment, such that the Fund is not obligated to invest additional amounts and is only liable for the amounts invested.

Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the return on the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The return on the assets underlying the contract includes both the income generated by the asset and the change in market value of the asset. Total return swaps on single name equity securities may sometimes be referred to as “contracts for difference” and are subject to the same risks as described below. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market, in return for an interest-type payment to the financial institution.

Total return swaps are subject to market risk, liquidity risk, and risk of imperfect correlations between the value of the total return swap and the loans underlying the total return swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Post-Reorganization Equity Securities. The Fund may also invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may also invest up to 20% of its net assets (plus any borrowings for investment purposes) in:

•	Credit derivatives such as futures, options, and forwards
•	Equity Securities (preferred and common)
•	Real Estate Investment Trusts
•	Collateralized Loan Obligations
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•	Real Estate
•	Receivable Financings
•	Master Limited Partnerships

Other Information Regarding Investment Strategy. The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy, including in response to adverse market, economic, political or other conditions. During such times, the Sub-Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Sub-Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Sub-Adviser and the Fund’s portfolio managers are subjective.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) may vary (potentially greatly) from year to year and will not be a limiting factor when the Sub-Adviser deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover may result in higher transaction costs and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “U.S. Federal Income Tax Matters” herein.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces, together with the other information contained in the Prospectus. If any of these risks discussed in this Prospectus occurs, the Fund’s results of operations could be materially and adversely affected. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

Availability of Investment Opportunities; Competition. The activity of identifying, completing and realizing the types of investment opportunities targeted by the Sub-Adviser for the Fund is highly competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with a similar investment objective may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus

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reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms upon which investments can be made by the Fund. Moreover, transaction sponsors unaffiliated with the Fund or the Adviser or Sub-Adviser may be reluctant to present investment opportunities to the Fund because of its affiliation with the Adviser or Sub-Adviser and its lack of affiliation with the transaction sponsor. There can be no assurance that the Sub-Adviser will be able to locate and complete investments which satisfy the Fund's investment objective or to realize upon their values.

Bank Loan Risk. A bank loan is a debt financing obligation issued by a bank or other financial institution to a borrower that generally holds legal claim to the borrower's assets. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund's investments in bank loans may create substantial risk. The Fund may acquire bank loans directly through the lending agent or as an assignment from another lender who holds a direct interest in the loan. To the extent the Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The Fund's ability to receive payments or principal and interest in connection with a bank loan will depend primarily on the financial condition of the borrower, and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing the loans will be sufficient to satisfy the loan obligation. The market for bank loans may not be highly liquid, and the Fund may have difficulty selling them. Bank loans may not be deemed to be “securities” for purposes of the federal securities laws, and bank loan providers may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections.

Bank loans are typically issued in the form of first lien and/or second lien loans, with first liens representing the senior security in the capital structure. Second lien debt will be structured as junior, secured debt, including second priority loans on an issuer's assets. This debt typically provides for moderate loan amortization in the initial years, with the majority of the amortization deferred until maturity. First and second liens may also include senior and subordinated securities within each type of lien. Additionally, although many bank loans are secured by the assets of the borrowing entity as collateral, some loans are not secured.

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for bank loans to trade. Bank loans trade in an over-the-counter market ("OTC"), and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than traditional fixed-income security transactions to complete. Transactions in bank loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments. The secondary market for loans also may be subject to irregular trading activity and wider bid/ask spreads. The lack of an active trading market for certain bank loans may impair the ability of the Fund to sell its holdings at a time when it may otherwise be desirable to do so or may require the Fund to sell at prices that are less than what the Fund regards as their fair market value, which would cause a material decline in the Fund's NAV per share and may make it difficult to value such loans. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments.

An increase in demand for bank loans may benefit the Fund by providing increased liquidity and higher sales prices, but it may adversely affect the rate of interest payable on new loans issued in the market and the rights provided to investors on those loans. A decrease in the demand for loans may adversely affect the price of loans in the Fund's portfolio, which could cause the Fund's NAV to decline and reduce the liquidity of the Fund's holdings.

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Interests in secured bank loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a bank loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund, as a creditor, would likely bear its pro rata costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

Special risks associated with exposures to bank loans include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors' rights laws, (ii) so-called lender-liability claims by the issuer of the obligations (see "Risk Considerations—Lender Liability and Equitable Subordination Risk"), and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the investment. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender. Lender liability is based on the premise that an institutional lender or a bondholder has violated a duty of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer, and thus could apply to the Fund's investments in bank loans whether or not the borrower is an obligor of the Fund.

Bank loans typically have coupons that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates, such as the London Interbank Offered Rate (or "LIBOR"). See "Risk Considerations—Variable Rate and Floating Rate Obligation Risk—and LIBOR Risk." Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. Decreases in interest rates will typically cause the coupons on the bank loans to decrease, thereby reducing the income available to investors in the Fund. The bank loans in which the Fund may invest typically include a "LIBOR floor rate" (generally 1.00%) under which the benchmark interest rate will not decline. The Fund may invest in bank loans with call features, which typically are callable at their original par value.

The Fund may invest in both investment-grade and high yield loans. It is anticipated that many of the loans purchased by the Fund may be non-performing and possibly in default. Furthermore, the obligor and/or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments with respect to the loans. Such loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, an extension of the term, a substantial reduction in the interest rate, or refinancing a substantial write-down of the principal of such loan and other concessions which would adversely affect the returns realized by the Fund with respect thereto. Although the Sub-Advisor will attempt to manage these risks, there can be no assurance that the Fund's investments will increase in value or that the Fund will not incur significant losses. Investors should be prepared to lose all or substantially all of their investment in the Fund.

Credit Risk. The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, and may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Sub-Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its

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analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Sub-Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk. Although the Fund may invest in investments that the Sub-Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and obligations represent the rating agencies' opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years, many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as "junk bonds"). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund's right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund's securities, could affect the Fund's performance. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Conflicts of Interest Risk. The Adviser and/or Sub-Adviser may provide investment management services to other funds and accounts, including separate accounts and unregistered funds that follow an investment program similar to that of the Fund and/or have a fee structure distinct from that of the Fund. Subject to the requirements of the Investment Company Act, the Adviser and/or Sub-Adviser intend to engage in such activities and may receive compensation from third parties for its services. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other

25

accounts may raise potential conflicts of interest due to the interest held by the Adviser and/or the Sub-Adviser or one of their affiliates in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). The results of the Fund's investment activities may differ from those of the Fund's affiliates, or another account managed by the Fund's affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund's affiliates and/or other accounts achieve profits on their trading for proprietary or other accounts. The Adviser and/or Sub-Adviser have developed policies and procedures reasonably designed to mitigate these conflicts. Because the management fee received by the Manager and the sub-advisory fee received by the Sub-Adviser are based on the average daily managed assets of the Fund (which include any assets attributable to leverage), the Manager and Sub-Adviser have a financial incentive to cause the Fund to use leverage. This may create a conflict of interest between the Adviser and Sub-Adviser, on the one hand, and the Shareholders, on the other hand.

Allocation of Investment Opportunities. Armory may provide investment management services to other Armory Clients (as defined below) and such Armory Clients may have one or more investment strategies that overlap or conflict with those of the Fund. The employment by Armory of conflicting strategies for other Armory Clients may adversely affect the prices and availability of the securities and other assets in which the Fund invests. If participation in specific investment opportunities is appropriate for both the Fund and one or more other Armory Clients participation in such opportunities will be allocated pursuant to Armory's allocation policies and procedures. There can be no assurance, however, that the application of such policies will result in the allocation of a specific investment opportunity to the Fund or that the Fund will participate in all investment opportunities falling within its investment objective. Such considerations may result in allocations of certain investments among the Fund and other Armory Clients on other than a pari passu basis.

"Armory Client" means any: (i) investment fund, partnership, limited liability company, corporation or similar collective investment vehicle, (ii) client or the assets or investments for the account of any client, and/or (iii) separate account for which, in each case, Armory or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity.

The following list of potential conflicts of interest does not purport to be a complete enumeration of the conflicts attendant to an investment in the Fund. Additional conflicts may exist that are not presently known to the Fund, the Sub-Advisor or their respective affiliates or are deemed by them to be immaterial. In addition, as the investment program of the Fund develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts of interest.

The employees of the Sub-Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund and of other Armory-advised funds. As a result, they may have obligations to investors in those entities, the fulfilment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objective between the Fund and the other Armory-advised funds, such other Armory sponsored funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by those Armory affiliates or the Sub-Adviser), have and may from time to time have overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the other Armory-advised funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Sub-Adviser and its management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Armory funds.

The Sub-Adviser and/or its affiliates and Portfolio Manager may determine that an investment is appropriate both for the Fund and for one or more other funds or accounts. In such event, depending on

26

the availability of such investment and other appropriate factors, the Sub-Advisor may determine that the Fund should invest on a side-by-side basis with one or more other funds. The Fund may make all such investments subject to compliance with applicable laws and regulations and interpretations thereof by the SEC and its staff. In certain circumstances, negotiated co-investments may be made only if the Fund has received an exemptive order from the SEC permitting such investment. There can be no assurance that any such exemptive order will be sought or obtained.

In the event investment opportunities are allocated among the Fund and the other Armory-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although Armory endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Armory-advised funds or portfolio managers affiliated with the Sub-Advisor. Furthermore, the Fund and the other Armory-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by Armory for the Fund and the other Armory-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that the other Armory-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. From time to time, the Fund and the other Armory-advised funds may make investments at different levels of an issuer's capital structure or otherwise in different classes of an issuer's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Armory-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Armory-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) the other Armory-advised funds.

The results of the Fund's investment activities may differ significantly from the results achieved by the other Armory-advised funds. It is possible that one or more Armory-advised funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Armory-advised funds achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Sub-Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Sub-Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of the Sub-Advisor and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Sub-Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction could be adverse to

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the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Sub-Advisor or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Sub-Advisor affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

Subject to applicable law, one or more affiliates of the Sub-Adviser may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an affiliate will be in its view commercially reasonable, although each affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the affiliate and such sales personnel. Subject to applicable law, affiliates of the Sub-Adviser (and their personnel) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, advisor or in other commercial capacities, and no fees or other compensation payable by the Fund or Shareholders will be reduced by reason of receipt by an affiliate of any such fees or other amounts. When an affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund.

The Sub-Adviser may select brokers (including, without limitation, affiliates of the Sub-Adviser) that furnish the Sub-Adviser directly or through correspondent relationships, with research or other appropriate services that provide, in the Sub-Adviser's view, appropriate assistance to the Sub-Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Armory-advised funds and other client accounts, including in connection with client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other client accounts. The Sub-Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Sub-Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-Adviser.

The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither the Sub-Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of the Sub-Adviser or its affiliates in evaluating the Fund's creditworthiness.

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The Sub-Adviser is paid a fee based on a percentage of the Fund's managed assets. The Sub-Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of the Fund and, accordingly, the fees received by the Sub-Adviser. Certain other Armory-advised funds pay the Sub-Adviser or its affiliates performance-based compensation, which could create an incentive for the Sub-Adviser or affiliate to favor such investment fund or account over the Fund.

There are no information barriers among the Sub-Adviser and certain of its affiliates. If the Sub-Adviser or its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Fund may be prevented from investing, or liquidating an investment, in such company. This risk may affect the Fund more than it does other investment vehicles, as the Sub-Adviser generally does not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. The Sub-Adviser's decision not to implement these barriers could prevent its investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, the Sub-Adviser could in the future decide to establish information barriers, particularly as its business expands and diversifies.

The Sub-Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Sub-Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Delayed Funding Loans and Revolving Credit Facilities Risk. An investment in delayed funding loans and revolving credit facilities may subject the Fund to credit, interest rate and liquidity risk, and the risk of being a lender. There may be circumstances under which the borrower's credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrower's credit continues to deteriorate, including at a time when the borrower's financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to resell such investments at an opportune time and/or may have to resell them at less than fair market value.

LIBOR Risk. The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). "). In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate ("SOFR"), which is intended to be a broad measure of overnight U.S. Treasury repurchase agreement rates, as an appropriate replacement for U.S. dollar LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets to replace sterling LIBOR. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an

29

adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

In advance of 2021, regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund's performance and/or NAV.

Market Risk. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom's vote to leave the European Union ("EU"), the risk of a "trade war" between the United States and China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments, the Federal Reserve, and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and governmental events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments

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in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market's expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The precise timing and the resulting impact of the United Kingdom's departure from the EU, commonly referred to as "Brexit," are not yet known. The effect on the United Kingdom's economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund's investments in the United Kingdom and Europe.

Interest Rate Risk. Investments in investment grade and non-investment grade fixed-income securities that are influenced by interest rates are subject to interest rate risk. The value of the Fund's fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. The prices of fixed income securities are also affected by their durations. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond, whereas if a bond has a duration of one year, a 1% increase in interest rates could be expected to result in a 1% decrease in value. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

Inadequate Collateral Risk. To the extent a Credit Investment is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Credit Investment. For example, with respect to real estate-related loans, the real property security for the loan may decline in

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value, which could result in the loan amount being greater than the property value and therefore increase the likelihood of borrower default. In addition, if it becomes necessary to recover and liquidate any collateral with respect to a secured Credit Investment, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan. An investment may represent an indirect ownership or lien on collateral that may have no value. As a result, any investment product with collateral may be unsecured. The value of the collateral may, at any point, be worth less than the value of the original investment.

It is possible that the same collateral could secure multiple obligations of a borrower or obligor. To the extent that collateral secures more than one obligation, the liquidation proceeds of such collateral may not be sufficient to fully cover all such loans.

Investment Risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program. The Share price of the Fund fluctuates, which means that when you sell your Shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund may also use leverage, which would magnify the Fund's investment, market and certain other risks.

Collateral Liquidation Risk. Collateral on loan instruments may consist of assets that may not be readily liquidated, and there can be no guarantee that the collateral can be liquidated and any costs associated with such liquidation could reduce or eliminate the amount of funds otherwise available to offset the payments due under the loan. The Fund’s access to collateral may be limited by bankruptcy or other insolvency laws, and these laws may be less developed and more cumbersome with respect to the Fund’s non-U.S. investments. Additionally, collateral might be subject to price volatility, making it difficult to predict liquidation proceeds. The value of collateral securing a loan may also decline over time and may become insufficient. It is also possible that the same collateral could secure multiple loans, in which case the liquidation proceeds of the collateral may be insufficient to cover the payments due on all the loans secured by that collateral.

Lender Liability and Equitable Subordination Risk. A number of judicial decisions in the United States have upheld the right of borrowers to sue lenders or bondholders on the basis of various evolving legal theories (commonly referred to as "lender liability"). Generally, lender liability is founded upon the premise that an institutional lender or bondholder has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer or has assumed a degree of control over the borrower or issuer resulting in the creation of a fiduciary duty owed to the borrower or issuer or its other creditors or stockholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder: (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the Fund should be equitably subordinated.

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Because affiliates of, or persons related to, the Adviser and/or the Sub-Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Loan Origination Risk. The Fund may seek to originate loans. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund's investments being over-concentrated in certain borrowers. The results of the Fund's operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions. Further, the Fund's inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund's investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its shareholders. In addition, competition for originations of and investments in the Fund's target investments may lead to the price of such assets increasing, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund's target investments may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Sub-Adviser will be able to identify and make investments that are consistent with its investment objective.

Failure or Inability to Perfect a Security Interest Risk. In the event that a borrower becomes bankrupt or insolvent, the Fund may expect priority over other creditors based on a perfected security interest. The failure to perfect a security interest due to faulty documentation or faulty official filings could lead to the invalidation of the Fund’s security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or the loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the loan.

Liquidity Risk. The Fund's investments are subject to liquidity risk. To the extent consistent with the applicable liquidity requirements for interval funds set forth in Rule 23c-3 under the Investment Company Act, the Fund may invest without limit in illiquid securities. When there is little or no active trading market for specific types of securities, such as high-yield obligations and other derivative instruments, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult or impossible to purchase or sell at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect the Fund's NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Judgment plays a greater role in pricing illiquid investments than investments with more active markets.

Bond markets have consistently grown over the years while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. The market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund's ability to buy or sell debt securities and increase the related volatility and trading costs. Such issues may be exacerbated during

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periods of economic uncertainty. In such cases, the Fund, due to the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, loans, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Further, fixed income securities with longer maturities face heightened levels of liquidity risk as compared to fixed income securities with shorter maturities. Many of the Fund's investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund's operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

To the extent consistent with the repurchase liquidity requirement for interval funds set forth in Rule 23c-3 under the Investment Company Act, the Fund may invest without limitation in illiquid investments, which may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. At any given time, the Fund's portfolio may be substantially illiquid. The term "illiquid securities" for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Fund may be subject to significant delays in disposing of illiquid securities, which may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The Fund's ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Sub-Advisor believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Furthermore, as a result of such potential illiquidity, the Fund may have to sell other investments or engage in borrowing transactions, if necessary, to raise cash to meet its obligations. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund's operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Private Placements Risk. Certain of the instruments in which the Fund may invest are restricted securities in that their disposition is restricted by the federal securities laws or otherwise, such as securities offered in a private placement pursuant to Section 4(a)(2) of the Securities Act. A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, restricted securities may not be listed on a national securities exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a Section 4(a)(2) security when the Sub-Advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. Although there is a substantial institutional market for Section 4(a)(2) securities, it is not possible to predict exactly how the market for such securities will develop. A Section 4(a)(2)

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security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security, so it may be less able to predict a loss. The Fund may have to bear the expense of registering Section 4(a)(2) securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser and/or the Sub-Adviser to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period. Private placements may also raise valuation risks.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund's NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Fund's NAV per share to experience volatility. This is because the value of an obligation asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation's value could be affected to the extent the interest rate paid on that obligation does not rest at the same time. Because the Fund may use some instruments, such as derivatives, that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Issuer and Non-Diversification Risk. Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers may also present substantial credit or other risks. Since the Fund is non-diversified, its NAV per share and total return may also fluctuate more or be subject to declines in weaker markets than a diversified fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Recently Organized/Smaller Fund Risk. A recently-organized and/or smaller fund's performance may not represent how such fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a recently-organized and/or smaller fund, such as the Fund. Recently-organized and/or smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and they achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a recently-organized and/or smaller fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. Recently-organized funds have limited performance histories for investors to evaluate and recently-organized and/or smaller funds may not attract sufficient

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assets to achieve investment and trading efficiencies. If a recently-organized and/or smaller fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and adverse federal income tax consequences for investors.

Active Trading Risks. The Fund is actively managed and may purchase and sell investments without regard to the length of time held. Active trading may have a negative impact on performance by increasing brokerage and other transaction costs and may generate greater amounts of net short-term capital gains, which, for taxable accounts, would be subject to tax at ordinary income tax rates. The Fund will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Sub-Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses.

Leveraging Risk. The Fund's use of leverage (as described under "Leverage" in the body of this Prospectus) creates the opportunity for increased returns in the Fund, but it also creates special risks. To the extent used, there is no assurance that the Fund's leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset or class of assets and may cause the Fund's NAV per share to be volatile.

Any investments of the net proceeds that the Fund obtains from its sources of leverage (including through borrowings, as well as from any future issuance of preferred shares) will be made in accordance with the Fund's investment objective and policies as described in this Prospectus. Interest or other expenses payable by the Fund with respect to its leverage (or distributions payable with respect to any outstanding preferred shares) will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund's portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest rates and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher distributions to Shareholders than if the Fund were not so leveraged. If, however, the cost of obtaining leverage rises relative to the rate of return on the Fund's portfolio, the interest and other costs of leverage to the Fund (including interest expenses on borrowings and the distribution rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Shares. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Therefore, there can be no assurance that the Fund's use of leverage will result in a higher return on the Shares, and it may result in losses.

Leverage creates several major types of risks for Shareholders, including:

•	the likelihood of greater volatility of the Fund's NAV per share, and of the investment return to Shareholders, than a comparable portfolio without leverage;
•	the possibility either that Share distributions will fall if the interest and other costs of leverage rise, or that distributions paid on Shares will fluctuate because such costs vary over time; and
•	the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the Fund's NAV per share than if the Fund were not leveraged.

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In addition, the counterparties to the Fund's leveraging transactions will have priority of payment over the Fund's Shareholders.

The Fund may create leverage directly or indirectly by engaging in borrowing for other than temporary, defensive, or emergency purposes, investing in certain derivatives including total return swaps (including contracts for difference), credit default swaps, and forward currency contracts (including non-deliverable forwards), and engaging in forward-commitment transactions. The Fund's use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund's income, distributions and total returns to shareholders. The Fund manages some of its derivative positions by segregating (which may include earmarking) an amount of cash or liquid securities equal to the notional value or the market value, as applicable, of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not correlate with one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

The fees received by the Adviser and the Sub-Adviser are based on the average daily managed assets of the Fund (which include any assets attributable to leverage). Therefore, the Adviser and the Sub-Adviser have a financial incentive to cause the Fund to use leverage (e.g., borrowings) or to issue preferred shares, which may create a conflict of interest between the Adviser and Sub-Adviser, on the one hand, and the Shareholders, on the other hand. The Fund may face additional risks, depending on the type of leverage used.

Valuation Risk. This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid, and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or tender Shares for repurchase when the Fund is holding fair-valued securities may receive fewer or more Shares, or lower or higher repurchase proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV per share.

Service Provider Risk.  The Fund will rely on service providers selected by the Adviser, third party originators or by borrowers to store, transfer, buy, sell, liquidate, record or otherwise service assets. To the extent that a service provider or the technology deployed by a service provider fails to perform these tasks, the Fund’s investments may be adversely affected. These risks could affect the value of a particular investment, including the possible loss of the entire invested amount. An investment may represent an indirect ownership, or lien on collateral which may have no value. As a result, any investment product with collateral may be unsecured. The value of the collateral may at any point be worth less than the value of the original investment.

Repurchase Offers/Interval Fund Risk. The Fund is a closed-end investment company structured as an "interval fund" and is designed for long-term investors. Unlike many closed-end investment companies, the Fund's shares are not listed on any national securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. In order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject

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to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV per share, pursuant to Rule 23c-3 under the Investment Company Act. The Fund currently expects to conduct quarterly repurchase offers in the amount of 8% of its outstanding shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund's shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments (including by borrowing to obtain such investments), which may harm the Fund's investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may increase the Fund's portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV per share. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund's investments. The Fund believes that payments received in connection with the Fund's investments will generate sufficient cash to meet the maximum potential amount of the Fund's repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund's repurchase obligations, the Fund may, if necessary, sell investments, and is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet such repurchase obligations. If, as expected, the Fund employs investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund's expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional Shares so as to mitigate these effects. Repurchase of the Fund's Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund's performance, its net assets. A reduction in the Fund's net assets would increase the Fund's expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV per share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per share for tendered Shares is determined. In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the Shareholders of repurchased shares, and potentially even for Shareholders that do not participate in the repurchase offer.

Distribution Policy Risk. All or a portion of a distribution from the Fund may consist of a return of capital, as opposed to representing a distribution of income generated by the Fund. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares.

Cybersecurity and Operational Risk. The Fund, its service providers, and third-party fund distribution platforms' and Shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or

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lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (also known as "denial of services"), loss or theft of proprietary information or corporate data, interference with the Fund's ability to calculate its NAV per share, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its Shareholders. The Adviser, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Adviser has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Adviser, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Reinvestment Risk. Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio's current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on distribution levels, NAV per share and/or overall return of the Shares.

Risk of Participation on Creditor Committees. Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. As a creditor of an issuer, the Fund may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself (collectively, "restructuring transactions"). Although under no obligation to do so, the Fund may from time to time have an opportunity to consider negotiating or otherwise participating in the restructuring of the Fund's portfolio investment or the issuer of such investment. The Fund may, based on considerations that would be in the best interest of the Fund, negotiate or otherwise participate in a restructuring transaction. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Further, the Sub-Adviser has the general authority, subject to the above-mentioned procedures, to represent the Fund on creditors' committees (or similar committees) or otherwise in connection with a restructuring transaction.

"Covenant-Lite" Obligations Risk. Some of the obligations, such as loans in which the Fund may invest, or get exposure to through its investments in structured securities, may be "covenant-lite," which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants,

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and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite obligations.

Small and Mid-Capitalization Companies Risk. Investments in small- and mid- capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small- and mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, distribution channels and managerial and financial resources than larger, more established companies. As a result, performance of small- and mid-capitalization companies can be more volatile, and these companies may face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small- and mid-capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Senior, Mezzanine and Subordinated Obligation Risk. The Fund may invest in obligations that hold a senior position in the capital structure of the issuing entity. Under normal circumstances, senior obligations have priority of claim ahead of other obligations of the borrower in the event of liquidation. However, senior obligations may be subject to structural subordination, and they may be subordinated to certain obligations of the borrower or its subsidiaries (such as payroll expenses). Certain senior obligations, typically senior bank loans, also include restrictive covenants that must be maintained by the borrower.

The Fund may also invest in subordinated or mezzanine obligations including second and lower lien loans and the mezzanine and equity (or "first loss") tranches of CLO issues. Second lien loans are generally second in line in terms of repayment priority, and third lien loans, if applicable, would follow accordingly. Subordinated and mezzanine obligations are generally issued by entities whose capital structures have senior indebtedness ranking ahead of such obligations. The holders of subordinated and mezzanine obligations are generally more limited with respect to their rights to foreclose or exercise other rights of senior investors. In certain cases, no recovery may be available for such obligations. Due to their lower place in the borrower's capital structure, and possible unsecured or partially secured status (See "Risk Considerations—Secured, Partially Secured and Unsecured Obligation Risk"), subordinated and mezzanine obligations involve a higher degree of overall risk as compared to senior obligations of the same borrower, including credit, market, liquidity and interest rate risk, among others.

Prepayment Risk. When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security's expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. In general, "premium" securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments. Because many fixed-rate obligations will be premium instruments when interest rates and/or spreads are low, such debt instruments and asset-backed instruments may be adversely affected by changes in prepayments in any interest rate environment. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. RMBS may be particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties.

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Extension Risk. If interest rates rise rapidly, or as a result of other factors, repayments of principal of certain debt securities, especially mortgage-related and other types of asset-backed securities, may occur at a slower rate than expected and the expected maturity of these securities could lengthen as a result. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility because individual debt holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. Securities that are subject to extension risk generally have greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Syndicated Loan Risk. The market for syndicated loans may not be highly liquid and the Fund may have difficulty selling them. These investments primarily expose the Fund to the credit risk of the underlying borrower, but they also expose the Fund to certain risks associated with the loan agent. Syndicated loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain syndicated loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

High Yield Risk. Exposure to high yield securities (commonly referred to as ‘‘junk bonds'') generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. High yield securities are considered to be speculative with respect to an issuer's ability to pay interest and repay principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high-yielding fixed income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer's default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund's current distribution payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an

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economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Stressed, Distressed, and Defaulted Securities Risks. The Fund may invest in the debt securities of financially stressed or distressed issuers, which are companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund may also invest in debt securities of issuers that are in default or in bankruptcy. Investments in the securities of financially stressed or distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund is also subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially stressed or distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer's assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to stressed or distressed debt held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be illiquid, speculative, or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a stressed or distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Sub-Advisor's judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.

The level of analytical sophistication, both financial and legal, necessary for successful investment in stressed or distressed assets is particularly high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund's investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other stressed or distressed asset-based investments require active monitoring.

Debtor-in-Possession ("DIP") Financing, Rescue Financing, and Exit Financing Risk. The Fund may invest in obligations of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11, and such financings must be approved by the bankruptcy court. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. DIP financings are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the obligation is fully

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secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund's only recourse will be against the property securing the DIP financing.

The Fund may invest in exit financing, also known as an exit facility, which is the financing provided to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code to allow them to emerge from bankruptcy. The Fund may also invest in obligations of companies receiving rescue financing to address liquidity shortfalls, temporary operational problems, pending debt maturities or over-leveraged balance sheets. These financial difficulties may never be overcome and may lead to uncertain outcomes, including causing such issuer to become subject to bankruptcy proceedings.

Litigation, Bankruptcy and Other Proceedings Risk. Investments in stressed, distressed or bankrupt companies include a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund.

There are a number of significant risks when investing in companies involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor's return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court (if applicable), and becomes effective. In bankruptcy, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor's estate prior to any return to creditors.

Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund, the Manager or the Sub-Advisor is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common stockholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Insofar as the Fund's portfolio includes obligations of non-United States obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those

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described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-United States laws) may adversely impact the Fund's securities.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board consists of [____] individuals, [____] of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, the Sub-Adviser or the Fund’s Distributor (“Independent Trustees”). The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliates during the past five years, as well as a description of the Board’s committee and leadership structure, are set forth under “Management” in the SAI.

Investment Adviser

Astor Investment Management, LLC is registered as an investment adviser under the Advisers Act. The Adviser is entitled to receive a monthly management fee at the annual rate of 1.50% of the Fund’s average daily net assets (the “Advisory Fee”).

The Adviser serves as investment Adviser to the Fund pursuant to the Investment Advisory Agreement between the Fund and the Adviser. The Investment Advisory Agreement has an initial two-year term and is subject to annual renewal thereafter by the Board. Subject to the authority of the Board, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for selecting appropriate investment strategies, managing any sub-advisers, and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. A discussion of the basis for the Board’s approval of the Investment Advisory Agreement will be set forth in the Fund’s first annual or semi-annual report to shareholders.

The principal offices of the Adviser are located at 111 S. Wacker Drive, Suite 3950, Chicago, Illinois 60606, and its telephone number is (800) 899-8230. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at its offices, or the offices of Gemini Fund Services, LLC.

The Adviser and the Fund have entered into an operating expenses limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least one year after the effective date of the Fund’s registration statement, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited

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to litigation costs) to the extent that its management fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 1.00% per annum of the Fund’s average daily net assets. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board, on 60 days’ written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, if (after taking the repayment into account) the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and at the time of the reimbursement payment. The Adviser may waive or reimburse additional fees of the Fund in its discretion.

Investment Sub-Adviser

Armory Capital, headquartered in Manhattan Beach, California, is registered as an investment adviser under the Advisers Act. Armory Capital was formed as a multi-strategy investment advisory firm focused on investing in middle market companies and is led by Nicholas W. Tell, Jr., who has over 25 years’ experience investing in and sourcing investments in middle market companies. Mr. Tell serves as the Chief Investment Officer of the Sub-Adviser and Portfolio Manager to the Fund.

Armory Capital has managed the Predecessor Fund since 2009 and also manages a number of other commingled and managed accounts, all with materially equivalent investment strategies as the Fund.

The Sub-Advisory Agreement has an initial two-year term and is subject to annual renewal thereafter by the Board. Armory Capital is registered with the SEC as an investment adviser under the Advisers Act. Armory Capital is a Delaware limited liability company formed for the purpose of providing investment management services to pooled investment vehicles and institutional managed accounts, such as the Fund. Armory Capital is paid by the Adviser, not the Fund.

Fund Expenses

Pursuant to the Investment Advisory Agreement, the Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund.

The Fund is obligated to pay expenses of service providers that have agreements with the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares. The Fund will also pay costs associated with securities, commodities and other investments (including all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) purchased for the Fund and any losses incurred in connection therewith, expenses of financing, holding or carrying Assets and other investment positions, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related

45

borrowings with respect to the Fund’s assets, organizational and offering expenses; freight and other charges in connection with the shipment of the Fund’s portfolio securities; salaries of shareholder relations personnel (subject to any limitations under the 1940 Act or exemptive relief therefrom).

Portfolio Manager

Nicholas W. Tell, Jr.

Mr. Tell is the Chief Investment Officer of Armory Capital and Portfolio Manager to the Fund. Mr. Tell has spent 29 years analyzing and investing in the debt of middle market companies. Prior to founding Armory Capital, Mr. Tell was a Partner at Trust Company of the West’s (“TCW”) $15 billion Leverage Finance Group where he was the head of the distressed funds. At TCW, he was responsible for the firm’s investments in middle market debt, including discounted and distressed par loans, unsecured debt, high yield bonds and other securities. Prior to TCW, Mr. Tell was a Principal at Crescent Capital, where AUM grew from $100 million to $1.5 billion, until it was purchased by TCW. Mr. Tell began his career as an attorney at Latham & Watkins. Mr. Tell received a J.D. from the University of Chicago and a B.A. from Carleton College.

The SAI provides additional information about the Fund’s portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

Administrator and Accounting Agent

Gemini Funds Services, LLC, which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as serves as administrator and fund accountant for the Fund pursuant to a Fund Administration and Fund Accounting Agreement (the “Administration Agreement”) with the Trust and subject to the supervision of the Board. The Administrator is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Transfer Agent

Gemini Fund Services, LLC, and an affiliate of the Administrator, serves as the transfer agent and registrar for the Fund.

Custodian

[ ], with principal offices at [ ], serves as custodian for the securities and cash of the Fund’s portfolio.  Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  The Adviser may be deemed to control the Fund by virtue of the Investment Advisory Agreement with the Fund. The name, address, and percentage ownership of each other control person as of [ ], 2020 was as follows:

Name and Address*	Percentage Ownership
[ ]	[ ]

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*	Unless otherwise noted, the address of each individual is c/o Astor Dynamic Credit Fund, 111 S. Wacker Drive, Suite 3950, Chicago, Illinois 60606.

DETERMINATION OF NET ASSET VALUE

The NAV and offering price (NAV ) of shares is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on daily on the days that the NYSE is open for business and at such other times as determined by the Board. NAV per share is computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of the Fund’s shares outstanding ((asset-liabilities)/number of shares=NAV per share) attributable to the Fund. The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including investment advisory, administration, shareholder servicing, and any distribution fees, which are accrued daily. The determination of NAV of the Fund for a particular day is applicable to all applications for the purchase of shares received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on a day the Fund calculates its NAV.

Generally, securities are valued each day at the last quoted sales price on each security’s principal exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a recent sale, at the mean between the current bid and ask price on such over-the-counter market.

Debt securities and other instruments not traded on an exchange may be valued based on prices supplied by a pricing agent(s), based on broker or dealer supplied valuations, based on model pricing, or based on matrix pricing, which is a method of valuing securities or other assets by reference to the value of other securities or other assets with similar characteristics, such as rating, interest rate and maturity. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Fund’s NAV will reflect certain portfolio investment’s fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Sub-Adviser will prepare, and the Board will oversee, the valuation of the Fund’s assets in accordance with the valuation procedures approved by the Board (the “Valuation Procedures”). In the case of securities or other instruments for which market quotations are not readily available, the Fund’s Fair Value Committee, comprised of the Fund’s Treasurer and representatives of the Sub-Adviser, will oversee such valuations, which shall be reported to the Board on a quarterly basis.

The Fund may use independent pricing services to assist in calculating the value of certain of the Fund’s investments. The Sub-Adviser intends to engage one or more independent third-party valuation specialists to assist in valuing such securities in certain circumstances where a market price is not readily available.

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All of these factors may be subject to adjustments based upon the particular circumstances of an investment or the Fund’s actual investment position.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of service providers, including loan servicer, custodian, and brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any).  Some of these service providers may be affiliated with the Adviser. The Adviser has adopted policies and procedures in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.  These policies and procedures generally require that the Adviser distributes investment opportunities among client accounts in a fair and equitable manner (e.g., on a pro rata or rotational basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf. Opportunities are generally allocated on the basis of capital available for such investments and other relevant factors particular to the accounts, including, but not limited to, investment restrictions, tax and U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), considerations and other regulatory considerations, risk parameters, existence of a pre-existing position, desire to avoid creation of odd lot positions, de minimis allocations, and other factors including the appropriate overall composition of each portfolio.

As a closed-end investment company, the Fund may be limited in its ability to invest in any portfolio company in which an affiliates’ other client has an investment. The Fund may also be limited in its ability to co-invest in a portfolio company with the Adviser, the Sub-Adviser or one or more of their affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. For additional information about conflicts of interest relevant to the Fund, see “Conflicts of Interest” in the SAI.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).  The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).  Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate

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repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days.  Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Deadline, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.  However, investors should not assume that any repurchase offers will be made in amounts in excess of 5% of Fund shares.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”).  The Shareholder Notification contains important information regarding dates and the procedures applicable to shareholders who wish to participate in a quarterly repurchase offer.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call [__________] to learn the NAV. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Deadline, which will be no more than seven days after the Repurchase Pricing Date. The Board

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may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company (“RIC”) under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money or use proceeds from the issuance of shares of preferred stock to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

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Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise decrease less than proportionally (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to transfer shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

For additional information about the Fund’s quarterly repurchase offers, see “Quarterly Repurchase Offers” in the SAI.

DISTRIBUTION POLICY

The Fund’s distribution policy is to make quarterly distributions to shareholders. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. For example, if any portion of the distribution amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and, unless specified in any such written disclosure should not assume that the source of any distribution from the Fund is net profit.

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A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. Each year, shareholders subject to IRS reporting will be notified of the source of the Fund’s distributions on a Form 1099. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.

The Board reserves the right to change the quarterly distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund operates under a dividend reinvestment policy administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Astor Dynamic Credit Fund, c/o [__________]. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy.  Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned.  The Fund will issue certificates in its sole discretion.  The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Transfer Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

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Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Transfer Agent at Astor Dynamic Credit Fund, c/o [ ]. Certain transactions can be performed by calling the toll free number [ ].

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan.  In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. The following does not address special tax rules applicable to certain types of investors, such as financial institutions, broker-dealers, insurance companies, partnerships or other pass-through entities (including S corporations), persons holding shares of the Fund’s common stock in connection with a hedging, straddle, conversion or other integrated transactions, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens, corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not

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meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements.

The Fund intends to distribute all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses), and any net capital gains in accordance with the timing requirements imposed by the Code and therefore should generally not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and distributions of net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a RIC under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income (the “Income Test”) from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other RICs, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other RICs) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy.  For U.S. federal income tax purposes, all dividends are generally taxable. Distributions of the Fund’s investment company taxable income (including any excess of net short-term capital gains over net long-term capital losses) will generally be treated as ordinary income. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset).  A corporation that owns Fund shares generally may not be entitled to a partial dividends received deduction with respect to dividends received from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for treatment by individual shareholders as qualified dividend income. Given the Fund’s investment strategies, it is not anticipated that a significant portion, if any, of the Fund’s income will be eligible to be designated as qualified dividend income.  The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. The Fund will provide shareholders with a written notice reporting the amount of any capital gain distributions and any other distributions.

If the Fund fails to qualify as a RIC under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net income, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in

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their individual capacities. Distributions to shareholders, whether from the Fund’s net income would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula generally requires payment to shareholders during a calendar year of distributions representing an amount at least equal to the sum of (i) 98% of the Fund’s ordinary income for the calendar year (taking into account certain deferrals and elections) (ii) at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses, adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year and (iii) 100% of any income that was required to be distributed to avoid the excise tax but was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund generally expects to time its distributions so as to avoid liability for this tax.

The Fund will inform its shareholders that are subject to IRS reporting of the source and tax status of all distributions promptly after the close of each calendar year.

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term capital loss) are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied, and to the extent that additional distributions are required, could generate additional taxable income for those shareholders receiving such additional distributions, either as ordinary income or long-term capital gain, as described above. Furthermore, if the Fund is unable to liquidate portfolio securities in a manner that would enable the Fund to meet the income and asset diversification tests, the Fund could fail to qualify as a RIC, with the adverse consequences as set forth above.

The repurchase of the Fund’s shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, shareholders who tender all of their shares (including shares deemed owned by such shareholders through application of the constructive ownership rules) will be treated as having sold their shares and generally will realize a capital gain or loss. A sale of Fund shares by a shareholder will generally result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the same of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s

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“modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Adjusted cost basis information for covered securities, which generally include shares of a RIC, is required to be reported to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. Investing in municipal bonds and other tax-exempt securities is not a principal investment strategy of the Fund. Nonetheless, to the extent the Fund invests in municipal bonds that are not exempt from the alternative minimum tax, some shareholders may be subject to the alternative minimum tax. Investors should consult their tax advisers for more information.

If Fund shares are repurchased by the Fund, the shareholder generally will recognize taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shares. Such gain or loss is treated as capital gain or loss if the shares were held as capital assets. Such gain or loss will generally be long-term capital gain or loss if the shareholder held the shares for more than one year, and would be short-term capital gain or loss if the shareholder did not hold the shares for more than one year. However, any loss realized upon the repurchase of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as capital gain dividends during such six-month period. All or part of any loss realized upon a repurchase of shares may be disallowed to the extent such shareholder purchases shares within 30 days before or after such repurchase. Under certain circumstances, if fewer than all of a shareholder’s shares are repurchased, or a shareholder does not tender shares in a repurchase offer, the repurchase may be treated for U.S. federal income tax purposes as a dividend, rather than a sale of the repurchased shares. Prospective shareholders should consult with their own tax advisers regarding the taxation of share repurchases.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a RIC may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on October 31, 2019. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest (subject to the receipt of exemptive relief from the SEC, as described below). The Declaration of Trust authorizes an unlimited number of

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shares.  The Fund does not intend to hold annual meetings of its shareholders. The summary of the terms of the Declaration of Trust herein and elsewhere in the Prospectus and SAI is qualified entirely by the terms and conditions of the Declaration of Trust, which is incorporated by reference herein, is on file with the SEC and should be read carefully and retained for future reference.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers one class of shares of beneficial interest, but is authorized under the Declaration of Trust to issue multiple classes of shares.  The Fund may file an application with the SEC to receive exemptive relief to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges.  An investment in any share class of the Fund represents an investment in the same assets of the Fund.

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of dividends to the holders of shares.

All shares of the Fund have the same rights and are identical in all material respects. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain

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control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.  The Trustees are elected for indefinite terms and do not stand for reelection.  A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.  The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation.  Reference should be made to the Declaration of Trust, which will be filed with the SEC by amendment, for the full text of these provisions.

PLAN OF DISTRIBUTION

Northern Lights Distributors, LLC (the “Distributor”) serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions.  The Fund’s shares are offered for sale through the Distributor at NAV.  The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares.  No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares.  Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares. The Distributor is an affiliate of the Fund’s Administrator.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”).  In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives.  The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner.  The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of

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regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business on the days the Fund calculates NAV, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Astor Dynamic Credit Fund to:

[ ]

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at [ ] for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Before sending a wire, investors must contact the Transfer Agent at [ ] to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Program — Subsequent Investments

You may participate in the Fund’s automatic investment program, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments on specified days of each month into your established Fund account. Please contact the Fund at [ ] for more information about the Fund’s automatic investment program.

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By Telephone

Investors may purchase additional shares of the Fund by calling [ ].  If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each subscription agreement. As requested on the subscription agreement, investors must supply full name, date of birth, social security number and residential street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call at [ ] for additional assistance.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Transfer Agent also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby will be passed upon by Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements.  [ ] is located at [ ].

ADDITIONAL INFORMATION

Reports to Shareholders

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household.  Once implemented, a shareholder must call [ ] to discontinue householding and request individual copies of these

60

documents.  Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

Liability of Shareholders

Shareholders in the Fund will be shareholders of a Delaware statutory trust as provided under Delaware law. Under Delaware law and the Agreement and Declaration of Trust, an Investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a shareholder, except that the Investor may be obligated to repay any funds wrongfully distributed to the shareholder.

Duty of Care of the Board and the Adviser

The Agreement and Declaration of Trust provides that none of the Trustees, officers or the Adviser (including certain of the Adviser’s affiliates, among others) shall be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Agreement and Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and officers by the Fund, but not by the shareholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any shareholder for contributions by such shareholder to the capital of the Fund or by reason of any change in the U.S. federal or state income tax laws applicable to the Fund or its shareholders. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust do not provide for indemnification of a Trustee for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may be amended with the approval of (i) the Board, including a majority of the Independent Trustees, if required by the 1940 Act, or (ii) if required, the approval of the shareholders by such vote as is required by the 1940 Act.

Term, Dissolution and Liquidation

Unless dissolved as provided in the Agreement and Declaration of Trust, the Fund shall have perpetual existence.  The Fund may be dissolved at any time by vote of a majority of the shares of the Fund entitled to vote or by the Board of Trustees by written notice to the Shareholders. Upon dissolution of the Fund, the Trustees shall pay or make reasonable provision to pay all claims and obligations of the Fund, including all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations which are known to the Fund but for which the identity of the claimant is unknown.  If there are sufficient assets held, such claims and obligations shall be paid in full and any such provisions for payment shall be made in full.  If there are insufficient assets held with respect to the Fund, such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor.  Any remaining assets (including without limitation, cash, securities or any combination thereof) held with respect to the Fund shall be distributed to the Shareholders of, ratably according to the number of Shares held by the several Shareholders on the record date for such dissolution distribution.

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Other Information

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file nos.: 333-235341; 811-23496 ). The complete Registration Statement may be obtained from the SEC at www.sec.gov.  See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

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PRIVACY NOTICE	[__________] 2020

FACTS	WHAT DOES ASTOR DYNAMIC CREDIT FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Astor Dynamic Credit Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Astor Dynamic Credit Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

QUESTIONS?	Call [ ]

WHO WE ARE
Who is providing this notice?	Astor Dynamic Credit Fund
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WHAT WE DO
How does Astor Dynamic Credit Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Astor Dynamic Credit Fund collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
DEFINITIONS
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Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Astor Dynamic Credit Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Astor Dynamic Credit Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Astor Dynamic Credit Fund doesn’t jointly market.

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SAI TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	2
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, POLICIES, INVESTMENT STRATEGIES AND RISKS	2
MANAGEMENT OF THE FUND	31
CODES OF ETHICS	36
PROXY VOTING POLICIES AND PROCEDURES	36
INVESTMENT ADVISORY AND OTHER SERVICES	37
CONFLICTS OF INTEREST	38
PORTFOLIO MANAGERS	40
QUARTERLY REPURCHASES OF SHARES	40
DISTRIBUTOR	45
ALLOCATION OF BROKERAGE	45
U.S. FEDERAL INCOME TAX MATTERS	46
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	54
OTHER INFORMATION	54
FINANCIAL STATEMENTS	55
APPENDIX A	A-1

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PROSPECTUS

ASTOR DYNAMIC CREDIT FUND

Up to $[ ] in Common Shares of Beneficial Interest

[ ], 2020

Investment Adviser
Astor Investment Management, LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a Prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

67

STATEMENT OF ADDITIONAL INFORMATION
[ ], 2020

ASTOR DYNAMIC CREDIT FUND
[ ]

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of Astor Dynamic Credit Fund (the “Fund”), dated [ ], 2020 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the shares of the Fund.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at [ ] or by visiting the Fund’s website at [__________]. Information on the website is not incorporated herein by reference. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet web site at www.sec.gov.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	2
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, POLICIES, INVESTMENT STRATEGIES AND RISKS	2
MANAGEMENT OF THE FUND	31
CODES OF ETHICS	36
PROXY VOTING POLICIES AND PROCEDURES	36
INVESTMENT ADVISORY AND OTHER SERVICES	37
CONFLICTS OF INTEREST	38
PORTFOLIO MANAGERS	40
QUARTERLY REPURCHASES OF SHARES	40
DISTRIBUTOR	45
ALLOCATION OF BROKERAGE	45
U.S. FEDERAL INCOME TAX MATTERS	46
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	54
OTHER INFORMATION	54
FINANCIAL STATEMENTS	55
APPENDIX A	A-1

1

GENERAL INFORMATION AND HISTORY

The Fund is a newly organized, continuously offered, non-diversified, closed-end management investment company that operates as an interval fund. The Fund was organized as a Delaware statutory trust on October 31, 2019. The Fund’s principal offices are located at 111 S. Wacker Drive, Suite 3950, Chicago, Illinois 60606, and its telephone number is (800) 899-8230. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund engages in a continuous offering of its shares, sold through its Prospectus. The Fund’s Board of Trustees (the “Board” or “Trustees” or “Board of Trustees”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Astor Investment Management, LLC (the “Adviser”) serves as the Fund’s investment adviser, and Armory Capital Group, LLC serves as the Fund’s investment sub-adviser (the “Sub-Adviser” or “Armory Capital”).

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, POLICIES, INVESTMENT STRATEGIES AND RISKS

Investment Objective

The Fund’s investment objective is to seek attractive risk-adjusted total returns.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.

(1)          The Fund may not borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any).

(2)          The Fund may not issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

2

(3)          The Fund may not purchase securities on margin, except the Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities; (b) enter into repurchase or reverse repurchase agreements (and purchase securities using the proceeds of such transactions) and (c) pay or transfer margin or collateral in connection with engaging in transactions in derivatives.

(4)          The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(5)          The Fund may not invest 25% or more of the market value of the Fund’s total assets in the securities of companies or entities engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(6)          The Fund may not purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)          The Fund may not make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities or other investments in accordance with its investment objective and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

 (8)       The Fund will purchase or sell real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investments in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(9)          The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act for no less than for 5% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Fundamental Policies. The following are additional investment limitations of the Fund and may be changed by the Fund’s Board of Trustees without shareholder approval.

3

Credit Investments. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in “Credit Investments” issued by middle market companies. The Fund defines “Credit Investments” as debt investments which include originated and broadly syndicated loans, total return swaps, high yield bonds, bank loans, and distressed debt instruments. The Fund considers originated loans to be secured and unsecured loans issued to borrowers that are consumer and commercial entities both within the U.S. and non-U.S. jurisdictions. Broadly syndicated loans are those senior, secured corporate loans that generally benefit from liens on collateral. The Fund considers middle market companies to be companies having annual earnings, before interest, taxes, depreciation and amortization (“EBITDA”) of between $10 million and $100 million, generally with less than $1 billion of debt outstanding and issue sizes ranging from $200 million to $500 million.

Additional Information About Principal and Non-Principal Investment Strategies and Risks

Principal Investment Strategies and Risks

Direct Lending/Origination Risk. To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge). This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt. The Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Sub-Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

A portion of the Fund’s investments may be directly originated. The Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its shareholders. The Fund may originate or acquire certain investments with the expectation that the loan will make payments in kind or default and borrowers will forfeit assets and the Fund may collect amendment fees.

Syndicated Loans and Participations and Risks Related to Exposure to Certain Types of Loans. The Fund’s investment program may include significant amounts of syndicated loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower.

The Fund may acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participations in a portion of a loan typically result in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As

4

the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

The Fund may be subject to risks associated with syndicated loans. Under the documentation for syndicated loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases for the Fund’s syndicated loan investments, the Fund does not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Consequently, the Fund would only be able to direct such actions if instructions from the Fund were made in conjunction with other holders of associated indebtedness that together with the Fund compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness other than the Fund desire to take certain actions, such actions may be taken even if the Fund did not support such actions. Furthermore, if a syndicated loan is subordinated to one or more senior loans made to the applicable obligor, the ability of the Fund to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Whenever the Fund is unable to direct such actions, the parties taking such actions may not have interests that are aligned with us, and the actions taken may not be in the Fund’s best interests. In addition, the Fund’s ability to direct such actions may be limited by the tax rules governing publicly traded partnerships.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the fair market value of the Fund’s investment.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, the Fund may be unable to remove the agent in circumstances in which removal would be in the Fund’s best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice, and the Fund may not find a replacement agent on a timely basis, or at all, in order to protect our investment.

The Fund’s investment program may include significant amounts of loans made to individuals, including mortgage loans and consumer loans. As a result of these loan investments, the Fund could be subject to liability for potential violations of predatory lending laws, which could materially adversely affect the Fund. Loan originators and servicers are required to comply with various federal, state and local laws and regulations, including anti-predatory lending laws and laws and regulations imposing certain restrictions on requirements on high cost loans. Failure of loan originators or servicers to comply with these laws, to

5

the extent any of their loans become part of our assets, could subject the Fund, as an assignee or purchaser of the related loans, to monetary penalties and could result in the borrowers rescinding the affected loans. Lawsuits have been brought in various states making claims against assignees or purchasers of high cost loans for violations of state law. Named defendants in these cases have included assignees or purchasers of certain types of loans the Fund may invest in. If the loans are found to have been originated in violation of predatory or abusive lending laws, the Fund could incur losses, which could materially adversely affect the Fund.

The Fund is exposed to the performance of consumer loans both through the consumer loans that it owns directly, and through those consumer loans to which the Fund is exposed indirectly through its ownership of consumer-loan-backed ABS. The ability of borrowers to repay consumer loans may be adversely affected by numerous borrower-specific factors, including unemployment, divorce, major medical expenses or personal bankruptcy. General factors, including an economic downturn, high energy costs or acts of God or terrorism, may also affect the financial stability of borrowers and impair their ability or willingness to repay their loans. Whenever any of the Fund’s consumer loans defaults, the Fund is at risk of loss to the extent of any deficiency between the liquidation value of the collateral, if any, securing the loan, and the principal and accrued interest of the loan. Many of the Fund’s anticipated investments in consumer loans are unsecured, or are secured by collateral (such as an automobile) that depreciates rapidly; as a result, these loans may be at greater risk of loss than residential real estate loans. Pursuing any remaining deficiency following a default is often difficult or impractical, especially when the borrower has a low credit score, making further substantial collection efforts unwarranted. In addition, repossessing personal property securing a consumer loan can present additional challenges, including locating and taking physical possession of the collateral. The Fund relies on servicers who service these consumer loans, to, among other things, collect principal and interest payments on the loans and perform loss mitigation services, and these servicers may not perform in a manner that promotes the Fund’s interests. Since the Fund purchases some of its consumer loans and its consumer-loan-backed ABS at a premium to the remaining unpaid principal balance, the Fund may incur a loss when such loans are voluntarily prepaid. There can be no guarantee that the Fund will not suffer unexpected losses on its investments as a result of the factors set out above, which could materially adversely affect the Fund.

Certain consumer advocacy groups, media reports, and federal and state legislators have asserted that laws and regulations should be tightened to severely limit, if not eliminate, the availability of certain consumer loan products. The consumer advocacy groups and media reports generally focus on higher cost consumer loans, which are typically made to less creditworthy borrowers, and which bear interest rates that are higher than the interest rates typically charged by lending institutions to more creditworthy consumers. These consumer advocacy groups and media reports have characterized these consumer loans as predatory or abusive. If the negative characterization of these types of loans becomes increasingly accepted by consumers, legislators or regulators, our reputation, as a purchaser of such loans, could be negatively impacted. Furthermore, if legislators or regulators take action against originators of consumer loans or provide for payment relief for borrowers, we could incur additional losses on the consumer loans we have purchased.

Regulatory Changes Risk. Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws may be enacted, and new (or revised) regulations may be imposed by the Commodity Futures Trading Commission ("CFTC"), the SEC, the Internal Revenue Service ("IRS"), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) are implementing similar requirements. The

6

Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

The Dodd-Frank Act contains changes to the previous regulatory structure in the U.S. and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses, including provisions that significantly alter the regulation of commodity interests and comprehensively regulate the OTC derivatives markets for the first time in the United States. The Dodd-Frank Act and the rules that have been or will be promulgated thereunder by relevant regulators may negatively impact the ability of the Fund to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. Federal regulatory agencies are in the process of developing regulations to implement many of the Dodd-Frank Act's provisions, so the full impact and compliance burden on the Fund, the markets or instruments in which the Fund invests or the counterparties with which the Fund conducts business is not yet clear and will not likely be clear for years to come. The effect of the Dodd-Frank Act or other regulatory change on the Fund, while impossible to predict, could be substantial, adverse and potentially limit or completely restrict the ability of the Fund to use derivative instruments as a part of its investment strategies, increase the costs of using these instruments or make them less effective.

Pursuant to the Dodd-Frank Act, the SEC and the CFTC have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) which are regulated by the SEC, and other swaps which are regulated by the CFTC and the markets in which these instruments trade.

Under the Regulation 4.5 exclusion, in order to rely on the exclusion the Fund's commodity interests, other than those used for bona fide hedging purposes (as defined by the CFTC), must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) do not exceed 5% of the Fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund's ability to use these instruments also may be limited by federal income tax considerations.

As discussed below, the Adviser is not registered as a CPO with respect to the Fund. See "Risk Considerations–Regulatory Risk–Regulation as a Commodity Pool." The Adviser is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

The CFTC and the designated contract markets have also established position limits for futures and option contracts that may restrict the ability of the Fund, or the Adviser or Sub-Advisor entering trades on the Fund's behalf, to make certain trading decisions.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect the Fund's ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), or require that the Fund support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments.

In October 2015, the Federal Reserve, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Farm Credit Administration and the Federal Housing Financing

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Authority issued final rules that will require banks subject to their supervision to post and collect variation and initial margin in respect of their obligations arising under uncleared swap agreements. The CFTC soon after issued similar rules that would apply to CFTC registered swap dealers and major swap participants that are not subject to the jurisdiction of a banking regulator. Such rules, which became effective on March 1, 2017, will generally require the Fund to commit additional assets in order to meet the new variation margin requirements when they enter into uncleared swap agreements. The European Supervisory Authorities, various national regulators in Europe, the Australian Securities & Investment Commission, the Japanese Financial Services Agency and the Canadian Office of the Superintendent of Financial Institutions adopted rules and regulations that are similar to that of the Federal Reserve.

Separately, the CFTC also provided no-action relief allowing swap dealers to apply a minimum transfer amount ("MTA") of margin for uncleared swaps that is based upon a separately managed account ("SMA") for which an investment adviser for registered investment companies and other institutional investors is responsible, rather than having to calculate the MTA across all accounts of the investor. This relief is not time limited, and provides that the CFTC staff will not recommend an enforcement action against a swap dealer that does not comply with the MTA requirements in the CFTC's regulations with respect to one or more swaps with any legal entity that is the owner of more than one SMA, subject to the following conditions: (i) any such swaps are entered into with the swap dealer by an asset manager on behalf of an SMA owned by the legal entity pursuant to authority granted under an investment management agreement; (ii) the swaps of such SMA are subject to a master netting agreement that does not permit netting of initial or variation margin obligations across SMAs of the legal entity that have swaps outstanding with the swap dealer; and (iii) the swap dealer applies an MTA no greater than $50,000 to the initial and variation margin collection and posting obligations required of such SMA.

The CFTC has proposed position limits for certain swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Manager and/or Sub-Advisor and their related parties may be aggregated for this purpose. Therefore, it is possible that the trading decisions of the Adviser and/or Sub-Advisor may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

Current credit risk retention requirements for asset backed securities imposed by rules implementing the Dodd-Frank Act may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to the Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets that are typically held by securitization vehicles, which in turn could negatively affect the returns on the Fund's investment in asset-backed securities.

As a result of recent political developments, some countries, including the U.S., are considering moving away from the tighter financial industry regulations that followed the 2008 financial crisis. These developments could lead to changes to the rules and regulations discussed above and could impact the Fund's ability to pursue its investment strategies.

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Non-Principal Investment Strategies and Risks

Cash Equivalents Short-Term Debt Securities, and Money Market Instruments. For temporary defensive purposes or otherwise, the Fund may invest up to 100% of its assets in cash equivalents, short-term debt securities, money market instruments and money market mutual funds. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by other U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will lose value or default. See “Mortgage-Backed Securities—Mortgage Pass-Through Securities” below. The Sub-Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so;

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the FDIC;

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of

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default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws; and

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. Money market mutual funds are mutual funds holding primarily money market instruments.

(5) Futures Contract, is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

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The Fund also may engage in other futures contracts transactions such as futures contracts on municipal bond indices that may become available if the Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and municipal bonds in which the Fund invests to make such hedging appropriate.

The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Fund’s investments being hedged. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Fund intends to purchase a security, the Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust of the Fund (the “Agreement and Declaration of Trust”) and the By-laws of the Fund (the “By-laws” and, collectively with the Agreement and Declaration of Trust, the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request.

The Board consists of [____] individuals, [____] of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, the Sub-Adviser or [__________] (the “Distributor”), the Fund’s principal underwriter (the “Independent Trustees”). Interested persons generally include affiliates, immediate family members of affiliates, any partner or employee of the Fund’s legal counsel, and any person who has engaged in portfolio transactions for the Fund or who has loaned the Fund money or

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property within the previous six months. Pursuant to the Governing Documents of the Fund, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Financial Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Fund is led by [__________], who has served as the Chairman of the Board since [_____] 2019 and is also an [interested] Trustee. Additionally, under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session, at least quarterly. Under the Fund’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for: (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Fund believes that its Chairman, the chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of a [majority] of Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Following is a list of the Trustees and executive officers of the Fund and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o [ ].

Independent Trustees

Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years

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*	The term of office for each Trustee listed above will continue indefinitely.

**	The “Fund Complex” consists of the Fund.

Interested Trustees and Officers

Name, Address and Date of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The “Fund Complex” consists of the Fund.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of [____] Trustees, each of whom is not an “interested person” of the Fund within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

Trustee Ownership

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The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of [__________]:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Compensation

Each Trustee who is not affiliated with the Fund, the Adviser and the Sub-Adviser will receive an annual retainer of $[_____], and reimbursement for any reasonable expenses incurred attending such meetings. None of the executive officers receive compensation from the Fund.

The table below details the amount of compensation the Trustees are expected to receive from the Fund during the fiscal year ended December 31, 2019. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Trustees

CODES OF ETHICS

Each of the Fund, the Adviser, the Sub-Adviser and the Distributor have adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements.

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PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser elect to vote or not to vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted or not voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at [ ]; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at [ ] and will be sent within three business days of receipt of a request.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Founded in [ ], Astor Investment Management, LLC, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Adviser is an independent investment advisory firm specializing in the management of alternative assets and alternative credit strategies. The Adviser serves as investment Adviser to the Fund pursuant to the Investment Advisory Agreement. The Investment Advisory Agreement has an initial two-year term and is subject to annual renewal thereafter by the Board. Subject to the authority of the Board, the Adviser is responsible for management of the Fund’s investment portfolio, selecting appropriate investment strategies, managing any sub-advisers and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. A discussion of the basis for the Board’s approval of the Investment Advisory Agreement will be set forth in the Fund’s first annual or semi-annual report to shareholders.

The principal offices of the Adviser are located at 111 S. Wacker Drive, Suite 3950, Chicago, Illinois 60606, and its telephone number is (800) 899-8230. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at its principal offices, or the offices of Gemini Fund Services, LLC..

Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive a monthly management fee at the annual rate of1.50% of the Fund’s average daily net assets (the “Advisory Fee”).

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Sub-Adviser

The Fund’s sub-adviser is Armory Capital, LLC. Armory Capital, headquartered in Manhattan Beach California, is registered as an investment adviser under the Advisers Act. Armory Capital was formed as a multi-strategy investment advisory firm focused on investing in middle market companies and is led by Nicholas W. Tell, Jr., who has over 25 years’ experience investing in and sourcing investments in middle market companies. Mr. Tell serves as the Chief Investment Officer of the Sub-Adviser and Portfolio Manager to the Fund.

Armory Capital has managed the Predecessor Fund since 2009 and also manages a number of other commingled and managed accounts, all with similar investment strategies as the Fund.

The Sub-Advisory Agreement has an initial two-year term and is subject to annual renewal thereafter by the Board. Armory Capital is a Delaware limited liability company formed for the purpose of providing investment management services to pooled investment vehicles and institutional managed accounts, such as the Fund. Armory Capital is paid by the Adviser, not the Fund.

Fund Expenses

Pursuant to the Investment Advisory Agreement, the Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is an affiliate of the Adviser.

The Fund is obligated to pay expenses of services provided by service providers that have agreements with the Fund.

The Fund is responsible for the payment of its own operating expenses, including offering expenses; the compensation and expenses of any employees of the Fund and of any other persons rendering any Fund services; clerical and shareholder service staff salaries; office space and other office expenses; Fund fees and expenses incurred in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred in connection with the organization and initial registration of Fund shares; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of Fund shares; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of Fund shares that the Fund is authorized to pay pursuant to any servicing plan; and all other operating expenses not specifically assumed by you. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of its Trustees and officers with respect thereto.

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The Adviser and the Fund have entered into an operating expenses limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least one year after the effective date of the Fund’s registration statement, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited to litigation costs) to the extent that its management fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 1.00% per annum of the Fund’s average daily net assets. “Extraordinary expenses” are expenses incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses, excise taxes, and costs incurred in connection with holding and/or soliciting proxies for a meeting of investors. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board, on 60 days written notice to the Adviser. The Adviser may waive or reimburse additional fees of the Fund in its discretion.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, if (after taking the repayment into account) the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and at the time of the reimbursement payment.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any).  Some of these service providers may be affiliated with the Adviser. The Adviser has adopted policies and procedures in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.  These policies and procedures generally require that the Adviser distribute investment opportunities among client accounts in a fair and equitable manner (e.g., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf. Opportunities are generally allocated on the basis of capital available for such investments and other relevant factors particular to the accounts, including, but not limited to, investment restrictions, tax and U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), considerations and other regulatory considerations, risk parameters, existence of a pre-existing position, desire to avoid creation of odd lot positions, de minimis allocations, and other factors including the appropriate overall composition of each portfolio.

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund may receive from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of

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interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients, including in the case of financial distress of the investment entity.

The Sub-Adviser may enter into transactions and invest in securities or other instruments on behalf of the Fund in which the Adviser, the Sub-Adviser or their affiliates, acting as principal or as agent for their customers, serve as the counterparty to the extent permitted by applicable law. The Sub-Adviser may also enter into cross transactions where the Adviser, the Sub-Adviser or their affiliates act as agents on behalf of the Fund and the other party to the transaction to the extent permitted by applicable law. Cross transactions may include trades between funds or accounts advised by the Adviser or its affiliates. Cross transactions may enable the Adviser to purchase or sell a block of securities or other instruments for the Fund and possibly avoid commissions, a bid-ask spread, or an unfavorable price movement that may be created through entrance into the market with such purchase or sell order. The Adviser, Sub-Adviser or their affiliates may have a potentially conflicting division of responsibilities to both parties to a principal or cross transaction.

The Fund may buy or sell securities of an issuer that are also bought or sold by the Adviser, the Sub-Adviser or other clients of the Adviser or Sub-Adviser. In this regard, the Sub-Adviser may give advice and recommend securities, derivatives, and other financial instruments to the Fund which may be identical to or may differ from advice given to or instruments recommended or bought or sold for other clients, even though their investment objectives may be the same or similar. Differing advice may be given to clients pursuing overlapping though differing strategies, for example when one client pursues a sub-set of the sub-strategies pursued for another client, and such differing advice may result in execution of different transactions for such clients, including with respect to the same financial instrument.

The Adviser and Sub-Adviser, by virtue of the activities of the principals of the Adviser and Sub-Adviser on behalf of the other accounts or otherwise, may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser or Sub-Adviser may be restricted from buying or selling securities of the issuer on behalf of the Fund until such time as the information becomes public or is no longer deemed material. The inability to transact in any security held by the Fund could result in significant losses to the Fund.

The Adviser, the Sub-Adviser and their respective members, officers and employees devote to the Fund as much time as the Adviser and Sub-Adviser deem necessary and appropriate to manage the Fund’s business. The Adviser, the Sub-Adviser and their affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser, the Sub-Adviser and their affiliates. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser’s and Sub-Adviser’s officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and other business activities of the Adviser, the Sub-Adviser and their affiliates.

The Sub-Adviser is authorized to combine purchase or sale orders on behalf of the Fund together with orders for the other accounts managed by the Adviser or its affiliates and allocate the securities or other assets so purchased or sold, on an average price basis or other fair and consistent basis, among such accounts. Such aggregation of orders may not always be to the benefit of the Fund with regard to the price or quantity executed.

Because the Sub-Adviser may allocate certain investment opportunities to multiple funds and accounts, conflicts may arise when other accounts seek to sell investments when the Fund holds similar or the same investments. For example, other accounts in liquidation or wind-down, or with differing liquidity or

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redemption terms, may seek to sell commonly held investments before the Fund sells such investments. Sale by such other accounts of the same or similar investments, depending upon the volume of sales and the nature of the market, may affect the market value of investments that continue to be held by the Fund. Subject to internal compliance policies and approval procedures and applicable law, members or employees of the Adviser engage in personal trading of securities and other instruments.

As a closed-end investment company, the Fund may be limited in its ability to invest in any portfolio company in which an affiliates’ other client has an investment. The Fund may also be limited in its ability to co-invest in a portfolio company with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

PORTFOLIO MANAGERS

Nicholas W. Tell, Jr.

Mr. Tell is the Chief Investment Officer of Armory Capital and Portfolio Manager to the Fund. Mr. Tell has spent 29 years analyzing and investing in the debt of middle market companies. Prior to founding Armory Capital, Mr. Tell was a Partner at Trust Company of the West’s (“TCW”) $15 billion Leverage Finance Group where he was the head of the distressed funds. At TCW, he was responsible for the firm’s investments in middle market debt, including discounted and distressed par loans, unsecured debt, high yield bonds and other securities. Prior to TCW, Mr. Tell was a Principal at Crescent Capital, where AUM grew from $100 million to $1.5 billion, until it was purchased by TCW. Mr. Tell began his career as an attorney at Latham & Watkins. Mr. Tell received a J.D. from the University of Chicago and a B.A. from Carleton College.

Portfolio Manager Compensation

It is anticipated that the Fund’s portfolio manager will be paid on the success of the Fund including base salary, bonus and company distributions.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).  The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).  Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days.  Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Deadline (defined below), which will be no more than seven days after the Repurchase Pricing

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Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

The Fund expects that its first Repurchase Request Deadline will occur no later than [ ] , 2020.

Repurchase Offer Policy Summary of Terms

1. The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their shareholders.

2. The repurchase offers will be made in [March, June, September and December] of each year.

3. Repurchase requests must be submitted by the deadline included in the Shareholder Notification (defined below) (the “Repurchase Request Deadline”).

4. The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. The Fund does not currently charge a repurchase fee.

The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.  However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund shares.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares

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that are the subject of the repurchase offer a notification (“Shareholder Notification”).  The Shareholder Notification will contain the following information:

1. A statement that the Fund is offering to repurchase its shares from shareholders at NAV;

2. Any fees applicable to such repurchase, if any;

3. The Repurchase Offer Amount;

4. The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5. The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6. The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7. The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8. The circumstances in which the Fund may suspend or postpone a repurchase offer;

9. The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and

10. The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the

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Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1. Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2. Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, and only:

1. If the repurchase would cause the Fund to lose its status as a RIC under Subchapter M of the Internal Revenue Code;

2. To the extent the Fund is listed in the future, if the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3. For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4. For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5. For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value: The Fund’s current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board of Trustees. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1. Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2. Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

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3. Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board of Trustees shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board of Trustees may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Adviser but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board of Trustees has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1. In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a) The frequency of trades and quotes for the security.

(b) The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c) Dealer undertakings to make a market in the security.

(d) The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e) The size of the fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2. If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The Adviser should report the basis for its determination to retain a security at the next Board of Trustees meeting.

3. The Board of Trustees shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4. These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure: The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1. Disclosure of its fundamental policy regarding periodic repurchase offers.

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2. Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a. the number of repurchase offers,

b. the repurchase offer amount and the amount tendered in each repurchase offer,

c. and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Involuntary Repurchases. The Fund may, at any time, repurchase at NAV shares of a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate NAV less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares. The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund shares that it holds in its capacity as a shareholder.

Transfers of Shares. No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

DISTRIBUTOR

Northern Lights Distributor, LLC (the “Distributor”) serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV.  The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares.  No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares.  Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Sub-Adviser’s portfolio managers who are employees of the Sub-Adviser. Generally, the Sub-Adviser is authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Sub-Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Sub-Adviser may determine.

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In selecting a broker or dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Sub-Adviser exercises investment discretion. Eligible research or brokerage services through which portfolio transaction are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio manager and its designees in the performance of their investment decision-making responsibilities on behalf of the Fund. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan.  In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. The following does not address special tax rules applicable to certain types of investors, such as financial institutions, broker-dealers, insurance companies, partnerships or other pass-through entities (including S corporations), persons holding shares of the Fund’s common stock in connection with a hedging, straddle, conversion or other integrated transactions, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens, corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its

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shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements.

The Fund intends to distribute all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses), and any net capital gains in accordance with the timing requirements imposed by the Code and therefore should generally not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and distributions of net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a RIC under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income (the “Income Test”) from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other RICs, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other RICs) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy.  For U.S. federal income tax purposes, all dividends are generally taxable. Distributions of the Fund’s investment company taxable income (including any excess of net short-term capital gains over net long-term capital losses) will generally be treated as ordinary income. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset).  A corporation that owns Fund shares generally may not be entitled to a partial dividends received deduction with respect to dividends received from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for treatment by individual shareholders as qualified dividend income. Given the Fund’s investment strategies, it is not anticipated that a significant portion, if any, of the Fund’s income will be eligible to be designated as qualified dividend income.  The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. The Fund will provide shareholders with a written notice reporting the amount of any capital gain distributions and any other distributions.

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If the Fund fails to qualify as a RIC under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net income, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net income would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula generally requires payment to shareholders during a calendar year of distributions representing an amount at least equal to the sum of (i) 98% of the Fund’s ordinary income for the calendar year (taking into account certain deferrals and elections) (ii) at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses, adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year and (iii) 100% of any income that was required to be distributed to avoid the excise tax but was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund generally expects to time its distributions so as to avoid liability for this tax.

The Fund will inform its shareholders that are subject to IRS reporting of the source and tax status of all distributions promptly after the close of each calendar year.

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term capital loss) are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied, and to the extent that additional distributions are required, could generate additional taxable income for those shareholders receiving such additional distributions, either as ordinary income or long-term capital gain, as described above. Furthermore, if the Fund is unable to liquidate portfolio securities in a manner that would enable the Fund to meet the income and asset diversification tests, the Fund could fail to qualify as a RIC, with the adverse consequences as set forth above.

The repurchase of the Fund’s shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, shareholders who tender all of their shares (including shares deemed owned by such shareholders through application of the constructive ownership rules) will be treated as having sold their shares and generally will realize a capital gain or loss. A sale of Fund shares by a shareholder will generally result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the same of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period.

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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Adjusted cost basis information for covered securities, which generally include shares of a RIC, is required to be reported to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. Investing in municipal bonds and other tax-exempt securities is not a principal investment strategy of the Fund. Nonetheless, to the extent the Fund invests in municipal bonds that are not exempt from the alternative minimum tax, some shareholders may be subject to the alternative minimum tax. Investors should consult their tax advisers for more information.

If Fund shares are repurchased by the Fund, the shareholder generally will recognize taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shares. Such gain or loss is treated as capital gain or loss if the shares were held as capital assets. Such gain or loss will generally be long-term capital gain or loss if the shareholder held the shares for more than one year, and would be short-term capital gain or loss if the shareholder did not hold the shares for more than one year. However, any loss realized upon the repurchase of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as capital gain dividends during such six-month period. All or part of any loss realized upon a repurchase of shares may be disallowed to the extent such shareholder purchases shares within 30 days before or after such repurchase. Under certain circumstances, if fewer than all of a shareholder’s shares are repurchased, or a shareholder does not tender shares in a repurchase offer, the repurchase may be treated for U.S. federal income tax purposes as a dividend, rather than a sale of the repurchased shares. Prospective shareholders should consult with their own tax advisors regarding the taxation of share repurchases.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a RIC may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to

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special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Investments in CFCs and PFICs

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a collateralized loan obligation treated as CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of certain U.S. Shareholders of a CFC regardless of whether the shareholder has made a “qualified electing fund” (or “QEF”) election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC. The Fund must distribute such income to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the dispositions of CFC stock during that year (i.e., phantom income).

The Fund may also invest in CLOs treated as “passive foreign investment companies” (or “PFICs”) for U.S. federal income tax purposes. In that case, the Fund generally would be subject to U.S. federal income tax on a portion of any “excess distribution” from such CLOs or gain from the disposition of such interests even if such income or gain is distributed as a dividend by the Fund to its shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions. In particular, the Fund may make a QEF election with respect to CLOs that are treated as PFICs. If the Fund is eligible to make and makes such an election with respect to a CLO that is treated as a PFIC, the Fund will not be subject to tax on any excess distributions received from such CLO, but the Fund will generally be required to recognize its share of the CLO’s income and long-term capital gains for each year regardless of whether it receives any distributions from such CLO. The Fund would be required to distribute the amount of such income inclusion each year to maintain its status as a RIC and to eliminate the Fund’s liability for U.S. federal income and excise taxes even if the cash received with respect to such CLO is less than the income inclusion for such year (i.e., phantom income). Shareholders would be required to include distributions of such income inclusions in their income as ordinary income or long-term capital gains. Distributions of such income will not be eligible for the dividends-received deduction for corporate

29

shareholders and will not constitute qualified dividends eligible for a reduced rate of tax for non-corporate shareholders.

Phantom Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or “original issue discount” (or “OID”) for U.S. federal income tax purposes. As described above, the Fund also may invest in CLOs that are treated as PFICs or CFCs. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Uncertain Tax Treatment

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

FATCA

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or FATCA, imposes a withholding tax of 30% on payments of U.S. source interest and distributions, and gross proceeds from the disposition of an instrument that produces U.S. source interest or distributions paid after December 31, 2018, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. CLO vehicles in which the Fund invests may be treated as non-U.S. financial entities for this purpose, and therefore may be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which the Fund invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

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A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of the Fund or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. The name, address, and percentage ownership of each other control person as of [ ], 2020 was as follows:

Name and Address*	Percentage Ownership
[ ]	[ ]%

*	Unless otherwise noted, the address of each individual is c/o [ ].

The Adviser may be deemed to control the Fund by virtue of the Investment Advisory Agreement with the Fund.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Administrator and Accounting Agent.  Gemini Fund Services, LLC will serve as the administrator and accounting agent and transfer agent for the Fund.

Transfer Agent. Gemini Fund Services, LLC will serve as transfer agent for the Fund.

Fund Counsel. Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215-6101, is counsel to the Fund.

Custodian. [ ], with principal offices at [ ], serves as custodian for the Fund. Under a Custody Agreement, [ ] holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Independent Registered Public Accounting Firm. [ ] is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements and provides other audit, tax, and related services for the Fund.  [ ] is located at [ ].

FINANCIAL STATEMENTS

This SAI provides financial information regarding the Fund and the Predecessor Fund, respectively. Set forth below are the audited financial statements of the Fund and the Predecessor Fund, the related reports of [ ], the Fund’s independent registered public accounting firm and, the related reports of [ ], the Predecessor Fund’s independent registered public accounting firm.

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ASTOR DYNAMIC CREDIT FUND

(A Delaware Statutory Trust)

Statement of Assets and Liabilities

See Notes to Financial Statements.

32

ASTOR DYNAMIC CREDIT FUND

(A Delaware Statutory Trust)

Statement of Operations

See Notes to Financial Statements.

33

ASTOR DYNAMIC CREDIT FUND

(A Delaware Statutory Trust)

Notes to Financial Statements

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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APPENDIX A

Proxy Voting Policies and Procedures

A-1

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits.

1. Financial Statements: Not Applicable.

2.       Exhibits:

(a)       (1)        Certificate of Trust1

(2)	Agreement and Declaration of Trust[1]

(b)       Bylaws1

(c)       None.

(d)       See Item 25(2)(a)(2).

(e)       None.

(f)       Not Applicable.

(g)	(1) Management Agreement between the Registrant and Astor Investment Management, LLC (the “Adviser”) to be filed by subsequent amendment.
(2)	Expense Limitation and Reimbursement Agreement between the Registrant and the Adviser to be filed by subsequent amendment.
(3)	Sub-Advisory Agreement between the Adviser and Armory Capital, LLC (the “Sub-Adviser”) to be filed by subsequent amendment.
(h)	(1) Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC (the “Underwriter”) to be filed by subsequent amendment.
(2)	Selling Agreement Form to be filed by subsequent amendment.

(i)       None.

(j)       Custody Agreement to be filed by subsequent amendment.

(k)	(1) Fund Accounting Agreement to be filed by subsequent amendment.
(2)	Fund Administration Agreement to be filed by subsequent amendment.
(3)	Transfer Agent Servicing Agreement to be filed by subsequent amendment.
(4)	Northern Lights Compliance Services, LLC Consulting Agreement to be filed by subsequent amendment.

(l) Legal Opinion and Consent of Thompson Hine, LLP to be filed by subsequent amendment.

1

(m)       Not Applicable.

(n)       Not Applicable.

(o)       None.

(p)       Initial Capital Agreement to be filed by subsequent amendment.

(q)       None.

(r) (1) Code of Ethics of the Registrant to be filed by subsequent amendment.

(2) Code of Ethics of the Adviser to be filed by subsequent amendment.

(3)       Code of Ethics of the Sub-Adviser to be filed by subsequent amendment.

1 Incorporated by reference to the Registrant’s Registration Statement filed on December 3, 2019.

Item 26.	Marketing Arrangements: Not Applicable.
Item 27.	Other Expenses of Issuance and Distribution: To be filed by subsequent amendment.
Item 28.	Persons Controlled by or Under Common Control with Registrant:

No person is directly or indirectly under common control with the Registrant.

Item 29.	Number of Holders of Securities as of February 3, 2020:

Title of Class Number of Record Holders

Shares 0

Item 30.	Indemnification:

Reference is made to Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”), included as Appendix A to the Prospectus, and to Paragraph 9 of the Registrant’s Management Agreement (the “Management Agreement”), filed as Exhibit (g)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification and limitation of liability provisions of the Agreement and Declaration of Trust and the Management Agreement in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an independent director, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31.	Business and Other Connections of Investment Advisor:
2

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment Advisor of the Registrant, and each member, director, executive officer, or partner of any such investment Advisor, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Advisor is included in its Form ADV as filed with the SEC (File No. 801-78794), and is incorporated herein by reference. Information as to the members and officers of the Sub-Advisor is included in its Form ADV as filed with the SEC (File No. 801-____), and will be incorporated herein by reference by subsequent amendment.

Item 32.	Location of Accounts and Records:

Gemini Fund Services, LLC. (the “Administrator”), the Registrant’s administrator, maintains certain required accounting related and financial books and records of the Registrant at 80 Arkay Drive, Suite 110, Hauppauge, New York, New York 11788. The Adviser of the Registrant also maintains certain books and records related to the Registrant at 111 South Wacker Drive, Suite 3950, Chicago, Illinois 60606. Further locations to be provided by subsequent amendment.

Item 33.	Management Services: Not Applicable.
Item 34.	Undertakings:

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

2. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (a) (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. (d) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use. (e) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of

3

the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

3. For purposes of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective. The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

4. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this registration statement to be duly signed on its behalf in the City of St. Augustine, State of Florida on the 20th day of February, 2020.

ASTOR DYNAMIC CREDIT Fund

(Registrant)

By: /s/ JoAnn M. Strasser

JoAnn M. Strasser

Sole Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.

By: /s/ JoAnn M. Strasser

JoAnn M. Strasser

Sole Trustee

February 20, 2020